UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

JENNISON 20/20 FOCUS FUND

DRYDEN CORE INVESTMENT FUND

DRYDEN GOVERNMENT INCOME FUND, INC.

JENNISONDRYDEN OPPORTUNITY FUNDS

PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.

DRYDEN MUNICIPAL BOND FUND

JENNISON NATURAL RESOURCES FUND, INC.

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

TARGET ASSET ALLOCATION FUNDS

DRYDEN CALIFORNIA MUNICIPAL FUND

JENNISON MID-CAP GROWTH FUND, INC.

JENNISONDRYDEN PORTFOLIOS

JENNISON BLEND FUND, INC.

DRYDEN HIGH YIELD FUND, INC.

DRYDEN NATIONAL MUNICIPALS FUND, INC.

JENNISON SMALL COMPANY FUND, INC.

DRYDEN INDEX SERIES FUND

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

PRUDENTIAL WORLD FUND, INC.

DRYDEN TAX-MANAGED FUNDS

DRYDEN SMALL-CAP CORE EQUITY FUND, INC.

DRYDEN TOTAL RETURN BOND FUND, INC.

DRYDEN GLOBAL TOTAL RETURN FUND, INC.

THE TARGET PORTFOLIO TRUST

PRUDENTIAL SECTOR FUNDS, INC.

DRYDEN SHORT-TERM BOND FUND, INC.

DRYDEN GLOBAL REAL ESTATE FUND

PRUDENTIAL WORLD FUND, INC.

CASH ACCUMULATION TRUST

(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Jennison 20/20 Focus Fund	Dryden Core Investment Fund

Dryden Government Income Fund, Inc.	JennisonDryden Opportunity Funds

Prudential Institutional Liquidity Portfolio, Inc.	Dryden Municipal Bond Fund

Jennison Natural Resources Fund, Inc.	Strategic Partners Style Specific Funds

Target Asset Allocation Funds	Dryden California Municipal Fund

Jennison Mid-Cap Growth Fund, Inc.	JennisonDryden Portfolios

Jennison Blend Fund, Inc.	Dryden High Yield Fund, Inc.

Dryden National Municipals Fund, Inc.	Jennison Small Company Fund, Inc.

Dryden Index Series Fund	The Prudential Investment Portfolios, Inc.

Strategic Partners Mutual Funds, Inc.	Prudential World Fund, Inc.

Dryden Tax-Managed Funds	Dryden Small-Cap Core Equity Fund, Inc.

Dryden Total Return Bond Fund, Inc.	Dryden Global Total Return Fund, Inc.

The Target Portfolio Trust	Prudential Sector Funds, Inc.

Dryden Short-Term Bond Fund, Inc.	Dryden Global Real Estate Fund

Cash Accumulation Trust

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW!

January 18, 2010

Dear Shareholder:

I am inviting you to vote on an important proposal relating to the management and operation of your Fund. A shareholder meeting of each of the Funds identified above is scheduled for March 9, 2010. This package contains information about the proposal and includes materials you will need to vote. The Board of Directors/Trustees of each Fund has nominated ten individuals for election as Directors/Trustees and has recommended that you vote in favor of all of them. All but one of the ten individuals nominated for election already serve as Directors/Trustees of each Fund. Although the Directors/Trustees have determined that the election of these nominees is in your best interest, the final decision is yours.

Shareholders of each Fund are being asked to approve the same slate of nominees, so in order to save money for your Fund, one proxy statement has been prepared for all of the Funds listed above. The accompanying proxy statement includes information about the nominees.

Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

•  By Internet. Have your proxy card available. Go to the web site listed on your proxy card. Enter your control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

•  By Telephone. Have your proxy card available. Call the toll-free number listed on your proxy card. Enter the control number from your proxy card. There is no charge to you for the call. Follow the recorded instructions. Votes must be entered by 11:59 p.m. on the day prior to the Meeting.

•  In Person. By attending the Meeting and voting your shares.

If you have any questions before you vote, please call D.F. King & Co. Inc. at 1-800-431-9642 toll free. They will be happy to help you understand the proposal and assist you in voting. Thank you for your participation.

Judy A. Rice
President

Jennison 20/20 Focus Fund	Dryden Core Investment Fund

Dryden Government Income Fund, Inc.	JennisonDryden Opportunity Funds

Prudential Institutional Liquidity Portfolio, Inc.	Dryden Municipal Bond Fund

Jennison Natural Resources Fund, Inc.	Strategic Partners Style Specific Funds

Target Asset Allocation Funds	Dryden California Municipal Fund

Jennison Mid-Cap Growth Fund, Inc.	JennisonDryden Portfolios

Jennison Blend Fund, Inc.	Dryden High Yield Fund, Inc.

Dryden National Municipals Fund, Inc.	Jennison Small Company Fund, Inc.

Dryden Index Series Fund	The Prudential Investment Portfolios, Inc.

Strategic Partners Mutual Funds, Inc.	Prudential World Fund, Inc.

Dryden Tax-Managed Funds	Dryden Small-Cap Core Equity Fund, Inc.

Dryden Total Return Bond Fund, Inc.	Dryden Global Total Return Fund, Inc.

The Target Portfolio Trust	Prudential Sector Funds, Inc.

Dryden Short-Term Bond Fund, Inc.	Dryden Global Real Estate Fund

Cash Accumulation Trust

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF JOINT SPECIAL
MEETINGS OF SHAREHOLDERS
TO BE HELD ON
March 9, 2010

To our Shareholders:

Joint meetings of the shareholders of each of the above-listed Funds (each, a Meeting) will be held at the offices of Prudential Investments LLC (PI), 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey on March 9, 2010 at 10:00 a.m. Eastern Time. The purpose of the Meeting is to consider and act upon a proposal to elect 10 Directors or Trustees (the "Proposal").

The Meeting will be a Special Meeting for each Fund.

You are entitled to vote at the Meeting, and at any adjournments thereof, of each Fund in which you owned shares at the close of business on December 23, 2009. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return each enclosed proxy card in the enclosed postage paid envelope or vote by internet or telephone.

By order of the Boards,

Deborah A. Docs
Secretary

Dated: January 18, 2010.

PROXY CARDS FOR YOUR FUND(S) ARE ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARDS IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU CAN ALSO VOTE YOUR SHARES THROUGH THE INTERNET OR BY TELEPHONE USING THE "CONTROL" NUMBER THAT APPEARS ON THE ENCLOSED PROXY CARDS AND FOLLOWING THE SIMPLE INSTRUCTIONS.

THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE NOMINEES

Jennison 20/20 Focus Fund	Dryden Core Investment Fund

Dryden Government Income Fund, Inc.	JennisonDryden Opportunity Funds

Prudential Institutional Liquidity Portfolio, Inc.	Dryden Municipal Bond Fund

Jennison Natural Resources Fund, Inc.	Strategic Partners Style Specific Funds

Target Asset Allocation Funds	Dryden California Municipal Fund

Jennison Mid-Cap Growth Fund, Inc.	JennisonDryden Portfolios

Jennison Blend Fund, Inc.	Dryden High Yield Fund, Inc.

Dryden National Municipals Fund, Inc.	Jennison Small Company Fund, Inc.

Dryden Index Series Fund	The Prudential Investment Portfolios, Inc.

Strategic Partners Mutual Funds, Inc.	Prudential World Fund, Inc.

Dryden Tax-Managed Funds	Dryden Small-Cap Core Equity Fund, Inc.

Dryden Total Return Bond Fund, Inc.	Dryden Global Total Return Fund, Inc.

The Target Portfolio Trust	Prudential Sector Funds, Inc.

Dryden Short-Term Bond Fund, Inc.	Dryden Global Real Estate Fund

Cash Accumulation Trust

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

PROXY STATEMENT
Joint Special Meeting of Shareholders
to Be Held on March 9, 2010

This proxy statement is being furnished to holders of shares of all of the above-listed investment companies (each, a Company) and their series (each, a Fund) in connection with the solicitation by their respective Boards of proxies to be used at joint special meetings (the Meeting) of shareholders to be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on March 9, 2010 at 10:00 a.m., Eastern Time, or any adjournment or adjournments thereof. The Meeting will be a Special Meeting for each Company. This proxy statement is being first mailed to shareholders on or about January 18, 2010, and is also available on the Funds' websites at www.jennisondryden.com and www.prudential.com.

Each Company is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The table below indicates, for each Company, whether the Company is organized as a Maryland corporation, Delaware statutory trust, or Massachusetts business trust.

Company	State	Company	State
Jennison 20/20 Focus Fund	Delaware	Dryden Core Investment Fund	Delaware

Dryden Government Income Fund, Inc.	Maryland	JennisonDryden Opportunity Funds	Delaware

Company	State	Company	State
Prudential Institutional Liquidity Portfolio, Inc.	Maryland	Dryden Municipal Bond Fund	Massachusetts

Jennison Natural Resources Fund, Inc.	Maryland	Strategic Partners Style Specific Funds	Delaware

Target Asset Allocation Funds	Delaware	Dryden California Municipal Fund	Massachusetts

Jennison Mid-Cap Growth Fund, Inc.	Maryland	JennisonDryden Portfolios	Massachusetts

Jennison Blend Fund, Inc.	Maryland	Dryden High Yield Fund, Inc.	Maryland

Dryden National Municipals Fund, Inc.	Maryland	Jennison Small Company Fund, Inc.	Maryland

Dryden Index Series Fund	Delaware	The Prudential Investment Portfolios, Inc.	Maryland

Strategic Partners Mutual Funds, Inc.	Maryland	Prudential World Fund, Inc.	Maryland

Dryden Tax-Managed Funds	Delaware	Dryden Small-Cap Core Equity Fund, Inc.	Maryland

Dryden Total Return Bond Fund, Inc.	Maryland	Dryden Global Total Return Fund, Inc.	Maryland

The Target Portfolio Trust	Delaware	Prudential Sector Funds, Inc.	Maryland

Dryden Short-Term Bond Fund, Inc.	Maryland	Dryden Global Real Estate Fund	Delaware

Cash Accumulation Trust	Massachusetts

Shares of common stock of the Maryland corporations, as well as shares of beneficial interest of the Delaware statutory trusts and the Massachusetts business trusts are referred to as "Shares," the holders of the Shares are "Shareholders," each Company's board of directors or trustees is referred to as a "Board" and the directors or trustees are referred to as "Board Members" or may be collectively referred to as "Directors."

A listing of the formal names for each Company and/or Fund and the abbreviated name for each Company and Fund that is used in this proxy statement are set forth below.

Company and Fund Name	Abbreviated Name
Jennison 20/20 Focus Fund	20/20

Dryden Core Investment Fund Taxable Money Market Series Short-Term Bond Series	CORE CORE Taxable Money CORE Short-Term Bond

Dryden Government Income Fund, Inc.	Govt Income

JennisonDryden Opportunity Funds Jennison Select Growth Fund Dryden Strategic Value Fund	OPPTY OPPTY Select Growth OPPTY Strategic Value

Dryden Global Real Estate Fund	Real Estate

Prudential Institutional Liquidity Portfolio, Inc. Institutional Money Market Series	PILP PILP MM

Dryden Municipal Bond Fund High Income Series	MBF MBF High Income

Jennison Natural Resources Fund, Inc.	Natural Resources

Strategic Partners Style Specific Funds Jennison Conservative Growth Fund Dryden Small Cap Value Fund	SPSS SPSS Conservative Growth SPSS Small Cap Value

Target Asset Allocation Funds Target Conservative Allocation Fund Target Moderate Allocation Fund Target Growth Allocation Fund	TAA TAA Conservative TAA Moderate TAA Growth

Dryden California Municipal Fund California Income Series	CAL CAL Income

Jennison Mid-Cap Growth Fund, Inc.	Mid-Cap

JennisonDryden Portfolios Jennison Value Fund	JDP JDP Value

Jennison Blend Fund, Inc.	Blend

Dryden High Yield Fund, Inc.	High Yield

Dryden National Municipals Fund, Inc.	Natl Muni

Cash Accumulation Trust Liquid Assets Series	CAT CAT Liquid

Jennison Small Company Fund, Inc.	Small Company

Dryden Index Series Fund Dryden Stock Index Fund	INDEX INDEX Dryden Index

Company and Fund Name	Abbreviated Name
The Prudential Investment Portfolios, Inc.
Dryden Asset Allocation Fund
Jennison Growth Fund
Jennison Equity Opportunity Fund
JennisonDryden Conservative Allocation Fund
JennisonDryden Moderate Allocation Fund
JennisonDryden Growth Allocation Fund	PIP PIP Dryden AA PIP Growth PIP Equity Oppty PIP Conservative AA PIP Moderate AA PIP Growth AA

Strategic Partners Mutual Funds, Inc. Dryden Mid-Cap Value Fund Jennison Equity Income Fund	SPMF SPMF Mid-Cap Value SPMF Equity Income

Prudential World Fund, Inc. Dryden International Value Fund Dryden International Equity Fund	PWF PWF Intl Value PWF Intl Equity

Dryden Tax-Managed Funds Dryden Large-Cap Core Equity Fund	TXM TXM Large-Cap Core

Dryden Small-Cap Core Equity Fund, Inc.	Small-Cap Core

Dryden Total Return Bond Fund, Inc.	Total Return Bond

Dryden Global Total Return Fund, Inc.	Global Total

The Target Portfolio Trust
Large Capitalization Growth Portfolio
Small Capitalization Growth Portfolio
International Equity Portfolio
Total Return Bond Portfolio
Mortgage-Backed Securities Portfolio
Large Capitalization Value Portfolio
Small Capitalization Value Portfolio
International Bond Portfolio
Intermediate Term Bond Portfolio
U.S. Government Money Market Portfolio	TPT
TPT Large-Cap Growth
TPT Small-Cap Growth
TPT Intl Equity
TPT Total Return Bond
TPT Mortgage-Backed
TPT Large-Cap Value
TPT Small-Cap Value
TPT Intl Bond
TPT Intermediate-Term Bond
TPT US Govt Money Market

Prudential Sector Funds, Inc. Jennison Utility Fund Jennison Health Sciences Fund Dryden Financial Services Fund	SECTOR SECTOR Utility SECTOR Health Sciences SECTOR Financial Services

Dryden Short-Term Bond Fund, Inc. Dryden Short-Term Corporate Bond Fund	STB STB Corporate Bond

Each Company has a Board that, in addition to overseeing the actions of each Fund's Manager and Subadvisers, decides upon matters of general policy.

Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the Funds' Manager under a management agreement with each Company on behalf of each Fund. Shares of each

Fund are distributed by Prudential Investment Management Services LLC (PIMS), located at 100 Mulberry Street, Newark, New Jersey 07102. Investment subadvisory services are provided to certain of the Funds by PI through its three affiliates: Jennison Associates LLC (Jennison), Prudential Investment Management, Inc. (PIM), and Quantitative Management Associates LLC (QMA). Jennison is located at 466 Lexington Avenue, New York, NY 10017. PIM and QMA are each located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

In addition, certain of the Funds receive investment subadvisory services through various unaffiliated subadvisers. Set forth below are the Subadvisers for each Fund as of the date of this proxy statement:

Funds Receiving Subadvisory Services from Jennison Associates LLC:

20/20 Natural Resources Mid-Cap SECTOR Utility	Blend SPMF Equity Income OPPTY Select Growth SECTOR Health Sciences	SPSS Conservative Growth JDP Value Small Company	PIP Growth PIP Equity Oppty

Funds Receiving Subadvisory Services from Prudential Investment Management, Inc. (PIM):

Natl Muni CORE Short-Term Bond Global Total Total Return Bond	STB Corporate Bond MBF High Income Govt Income	CAT Liquid CAL Income PILP MM	CORE Taxable Money High Yield Real Estate*

*Note: Real Estate receives subadvisory services from Prudential Real Estate Investors (PREI), which is a division of PIM.

Funds Receiving Subadvisory Services from Quantitative Management Associates LLC (QMA):

INDEX Dryden Index PIP Dryden AA PIP Conservative AA	SPMF Mid-Cap Value Small Cap-Core PIP Moderate AA	TXM Large-Cap Core PWF Intl Equity PIP Growth AA	SPSS Small-Cap Value OPPTY Strategic Value

Funds Receiving Subadvisory Services from Unaffiliated Subadvisers:

Fund	Subadviser	Address
TAA Conservative	Marsico Capital Management LLC (Marsico)	1200 17th Street, Suite 1600 Denver, Colorado 80202

	Massachusetts Financial Services Company (MFS)	500 Boylston Street, 21st Floor Boston, Massachusetts 02116

	Hotchkis and Wiley Capital Management (Hotchkis and Wiley)	725 South Figueroa Street, Suite 3900 Los Angeles, California 90017

Fund	Subadviser	Address
	Eaton Vance Management (Eaton Vance)	255 State Street Boston, Massachusetts 02109

	NFJ Investment Group LLC (NFJ)	2100 Ross Avenue, Suite 700 Dallas, Texas 75201

	Eagle Asset Management (Eagle)	880 Carillon Parkway St. Petersburg, Florida 33716

	EARNEST Partners (EARNEST)	1180 Peachtree Street, Suite 2300 Atlanta, Georgia 30309

	Vaughan Nelson Investment Management, LP (Vaughan Nelson)	600 Travis, Suite 6300 Houston, Texas 77002

	Pacific Investment Management Company LLC (PIMCO)	840 Newport Center Drive Newport Beach, California 92660

TAA Moderate	Marsico	See above

	MFS	See above

	Hotchkis and Wiley	See above

	Eaton Vance	See above

	NFJ	See above

	Eagle	See above

	EARNEST	See above

	Vaughan Nelson	See above

	LSV Asset Management (LSV)	1 North Wacker Drive, Suite 4000 Chicago, Illinois 60606

	Thornburg Investment Management, Inc. (Thornburg)	119 East Marcy Street Santa Fe, New Mexico 87501

	PIMCO	See above

TAA Growth	Marsico	See above

	MFS	See above

Fund	Subadviser	Address
	Hotchkis and Wiley	See above

	Eaton Vance	See above

	NFJ	See above

	Eagle	See above

	EARNEST	See above

	Vaughan Nelson	See above

	LSV	See above

	Thornburg	See above

TPT Large-Cap Growth	Marsico	See above

	MFS	See above

TPT Small-Cap Growth	Eagle	See above

	Ashfield Capital Partners, LLC	750 Battery Street, Suite 600 San Francisco, California 94111

TPT Large-Cap Value	Eaton Vance	See above

	Hotchkis and Wiley	See above

	NFJ	See above

TPT Small-Cap Value	EARNEST	See above

	NFJ	See above

	Lee Munder Capital Group	200 Clarendon Street, 28th Floor Boston, Massachusetts 02116

	J.P. Morgan Investment Management, Inc.	245 Park Avenue, 3rd Floor New York, New York 10167

	Vaughan Nelson	See above

TPT Intl Equity	LSV	See above

Fund	Subadviser	Address
	Thornburg	See above

TPT Total Return Bond	PIMCO	See above

TPT Mortgage-Backed	Wellington Management Company, LLP	75 State Street Boston, Massachusetts 02109

TPT Intl Bond	PIMCO	See above

TPT Intermediate-Term Bond	PIMCO	See above

TPT US Govt Money Market	Wellington Management Company LLP	See above

PWF Intl Value	LSV	See above

	Thornburg	See above

SECTOR Financial Services	Wellington Management Company LLP	See above

VOTING INFORMATION

As set forth in the table below, the presence, in person or by proxy, of the indicated Shares of a Company outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting of that Company.

Company	Quorum	Company	Quorum
20/20	One-third	Govt Income	One-third

PILP	One-third	Natural Resources	Majority

TAA	One-third	Mid-Cap	One-third

Blend	One-third	Natl Muni	One-third

INDEX	One-third	SPMF	Majority

TXM	One-third	TPT	One-third

STB	One-third	CAT	One-third

CORE	One-third	OPPTY	One-third

SPSS	One-third	CAL	One-third

JDP	Majority	High Yield	One-third

Small Company	One-third	PIP	Majority

PWF	Majority	Small-Cap Core	One-third

Global Total	One-third	SECTOR	Majority

Real Estate	One-third	Total Return Bond	One-third

MBF	One-third

If a quorum is not present at a Meeting, or if a quorum is present at that Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares present and entitled to vote at the Meeting for the particular Company in person or by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares other than those shares as to which they have been directed to vote against the Proposal, in which case, such shares will be voted AGAINST the proposed adjournment with respect to the Proposal.

If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the Shares represented thereby, with respect to matters to be determined by a plurality of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have no effect on the outcome of such matters.

The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your Shares will be voted FOR the nominees named herein for the Board of the Company to which the proxy card relates. If any nominee should withdraw or otherwise become unavailable for election, your Shares will be voted in favor of such other nominee or nominees as management may recommend. You may revoke any proxy by giving another proxy or by letter or telegram revoking the initial proxy. To be effective your revocation must be received by the Company prior to the related Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

The Proposal does not require separate voting by individual Funds of a Company or by separate classes of a Fund. Shareholders of each Company vote together on the Proposal for that Company. To the knowledge of management, the executive officers and Board Members of each Fund, as a group, owned less than 1% of the outstanding Shares of each Fund and each Company as of December 23, 2009. The number of shares of each Fund outstanding as of the close of business on December 23, 2009 is shown in Exhibit A. A listing of persons who owned beneficially more than 5% of any class of the Shares of a Fund as of December 23, 2009 is contained in Exhibit B.

COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS OF A FUND MAY OBTAIN WITHOUT CHARGE ADDITIONAL COPIES OF THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING THE FUND AT GATEWAY CENTER THREE, 100 MULBERRY STREET, 4TH FLOOR, NEWARK, NEW JERSEY 07102, OR BY CALLING 1-800-225-1852 (TOLL FREE).

Each full Share outstanding is entitled to one vote, and each fractional Share outstanding is entitled to a proportionate share of one vote, with respect to each matter to be voted upon by the Shareholders of that Company. Information about the vote necessary with respect to the Proposal is discussed below. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the Shareholder. We have been advised that Internet voting procedures that have been made available to you are consistent with the requirements of law.

THE PROPOSAL TO ELECT DIRECTORS OR TRUSTEES

DISCUSSION

The Board of each Company has nominated the 10 individuals identified below for election to each Company's Board. Pertinent information about each nominee is set forth below. Each of the nominees has consented to being named in this proxy statement, and has indicated a willingness to serve if elected. All but one of the nominees currently serve as a Director or Trustee for each of the Companies in the Prudential retail mutual fund complex. The remaining nominee (Mr. Benjamin) currently serves as the Vice President of each of the Companies, but he does not serve as a Director or Trustee.

Section 16 of the Investment Company Act of 1940, as amended (the 1940 Act) effectively requires that at least 2/3 of the members of a mutual fund's board be elected by shareholders. The last time that shareholders of most Companies elected Board Members was in 2003. Since that time, as a result of retirements and subsequent appointments of new Board Members, each Company has approached its statutory limitation under the 1940 Act and can no longer appoint additional Board Members without a shareholder vote.

In order to assure the continuity and uninterrupted functioning of the Board of each Company, and to allow each Board to appoint new members in the future as circumstances and conditions may warrant, each Company's current Directors or Trustees believes that it is prudent and appropriate for shareholders to elect a new Board for each Company covered by this proxy statement. By electing the nominees, the Directors or Trustees of each Company will have the flexibility necessary to appoint new members in the future in compliance with the requirements of the 1940 Act.

If elected, all nominees will hold office until the earlier to occur of: (a) the next meeting of shareholders of the Company at which Board Members are elected and until their successors are elected and qualified; or (b) until their terms expire in accordance with each Company's retirement policy; or (c) until they resign or are removed as permitted by law. Each Company's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

Any Director may be removed by the holders of not less than a majority of the Company's outstanding Shares entitled to vote on the election of Directors or Trustees (or, with respect to 20/20, CORE, SPSS, TAA, TXM, TPT, OPPTY, Index, TXM and Real Estate, by the holders of not less than two-thirds of the Company's outstanding Shares entitled to vote on the election of Trustees). In the event of a vacancy on the Board, the remaining Directors will fill such vacancy by appointing another Director, so long as immediately after such appointment, at least two-thirds of the Directors have been elected by shareholders.

Board Members who are not "interested persons" of a Company (as defined in the 1940 Act) are referred to as Independent Board Members or Independent Directors. Board Members who are interested persons of a Company are referred to as Interested Board Members or Interested Directors.

The Board of each Company is currently composed of one Interested Director and ten Independent Directors. The Chair of the Board is Robin Smith, who is an Independent Director. Two current Independent Directors, David E.A. Carson and Robert E. La Blanc, have announced their intention to retire at the end of 2009 in accordance with the Companies' retirement policy, and therefore, are not nominated for election. If all of the individuals nominated for election are elected by shareholders, the Board of each Company will be comprised of eight Independent Directors and two Interested Directors.

The Board of each Company met eight times during the twelve months ended December 31, 2009. Each incumbent Director attended each of these meetings, with the exception of Mr. Munn and Ms. Smith, who attended seven meetings. It is expected that the Directors will meet at least four times a year at regularly scheduled meetings. The number of Board meetings held during each Company's most recent fiscal year is set forth in Exhibit E.

None of the nominees is related to another. None of each Company's Independent Directors nor persons nominated to become Independent Directors owns shares of Prudential Financial, Inc. or its affiliates.

The name, age, current Board position, business experience and address of each Independent Director nominee and each Interested Director nominee (each a "Nominee"), as well as information regarding their service on the boards of other mutual funds in the Prudential mutual fund complex, is as follows:

PROPOSED INDEPENDENT DIRECTOR NOMINEES

Kevin J. Bannon* (57) | Director/Trustee | Since 2008

Principal Occupation(s) During Past 5 Years: Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Number of Portfolios in Fund Complex† Overseen by Nominee: 62

Other Directorships Held by Nominee**: Director of Urstadt Biddle Properties (since September 2008).

Linda W. Bynoe* (57) | Director/Trustee | Since 2005

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co. (broker-dealer).

Number of Portfolios in Fund Complex† Overseen by Nominee: 62

Other Directorships Held by Nominee**: Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006), Director of Equity Residential (residential real estate) since December 2009.

Michael S. Hyland* (64) | Director/Trustee | Since 2008

Principal Occupation(s) During Past 5 Years: Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

Number of Portfolios in Fund Complex† Overseen by Nominee: 62

Other Directorships Held by Nominee**: None

Douglas H. McCorkindale* (70) | Director/Trustee | See Note 1

Principal Occupation(s) During Past 5 Years: Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Number of Portfolios in Fund Complex† Overseen by Nominee: 62

Other Directorships Held by Nominee**: Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn* (67) | Director/Trustee | Since 2008

Principal Occupation(s) During Past 5 Years: Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).

Number of Portfolios in Fund Complex† Overseen by Nominee: 62

Other Directorships Held by Nominee**: None.

Richard A. Redeker* (66) | Director/Trustee | See Note 2

Principal Occupation(s) During Past 5 Years: Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).

Number of Portfolios in Fund Complex† Overseen by Nominee: 62

Other Directorships Held by Nominee**: None.

Robin B. Smith* (70) | Director/Trustee & Independent Chair | Independent Chair since 2003 | See Note 3

Principal Occupation(s) During Past 5 Years: Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Number of Portfolios in Fund Complex† Overseen by Nominee: 62

Other Directorships Held by Nominee**: Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn* (66) | Director/Trustee | See Note 4

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

Number of Portfolios in Fund Complex† Overseen by Nominee: 62

Other Directorships Held by Nominee**: None.

PROPOSED INTERESTED DIRECTOR NOMINEES

Judy A. Rice* (61) | Director/Trustee & President | Director/Trustee Since 2000; President Since 2003

Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005)

and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST. Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

Number of Portfolios in Fund Complex† Overseen by Nominee: 62

Other Directorships Held by Nominee**: None.

Scott E. Benjamin* (36) | Vice President | Since 2009

Principal Occupation(s) During Past 5 Years: Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).

Number of Portfolios in Fund Complex† Overseen by Nominee: None

Other Directorships Held by Nominee**: None.

*  The address of each Nominee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

**  Includes only directorships of companies required to register, or file reports with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

†  The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include the JennisonDryden Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, The Prudential Series Fund, Advanced Series Trust, and Prudential's Gibraltar Fund, Inc. In addition to the Companies and Funds covered by this proxy statement, the JennisonDryden Funds include MoneyMart Assets, Inc. (MMA) and Dryden Government Securities Trust.

  Note 1: Mr. McCorkindale has served as a Director/Trustee of the Funds since 2003, with the following exceptions: Dryden Government Securities Trust since 2008; TXM since 1998; MMA since 2008; OPPTY since 2000; PIP since 1996; 20/20 since 1998; Blend since 1996; Natural Resources since 2000; SECTOR since 1996; Small Company since 1996; Small-Cap Core since 1997; Mid-Cap since 1996; JDP since 1987; SPSS since 1999; SPMF since 2003; TAA since 1998; TPT since 1996.

  Note 2: Mr. Redeker has served as a Director/Trustee of the Funds since 2003, with the following exceptions: CAL since 1993; Global Total since 1993; Govt Income since 1993; Dryden Government Securities Trust since 1995; High Yield since 1995; INDEX since 1996; Muni Bond since 1993; Natl Muni since 1995; STB since 1993; Small-Cap Core since 1997; TXM since 1998; Total Return Bond since 1994; PIP since 1995; 20/20 since 1998; Natural Resources since 2000; SECTOR since 1993; Small Company since 1996.

  Note 3: Ms. Smith has served as a Director/Trustee of the Funds since 2003, with the following exceptions: CAT since 1997; CORE since 1999; Real Estate since

1997; Global Total since 1996; Dryden Government Securities Trust since 2008; INDEX since 1996; Small-Cap Core since 1997; TXM since 1998; PILP since 1987; PWF since 1996; PIP since 1995; 20/20 since 1998; Blend since 1996; Natural Resources since 1996; SECTOR since 1996; Small Company since 1996; JDP since 1996.

  Note 4: Mr. Stoneburn has served as a Director/Trustee of the Funds since 2003, with the following exceptions: CAT since 1997; CORE since 1999; Real Estate since 2001; Dryden Government Securities Trust since 2008; PILP since 1996; PWF since 1996; JDOF since 2000; SPSS since 1999; TAA since 1999; TPT since 1999.

The following tables set forth the dollar range of Fund securities held by each Nominee as of December 31, 2008. The tables also include the aggregate dollar range of securities held by each Nominee in all funds in the Fund Complex overseen by that Nominee as of December 31, 2008.

SHARE OWNERSHIP TABLE — INDEPENDENT DIRECTOR NOMINEES

Nominee	Fund	Dollar Range of Securities in each Fund	Aggregate Dollar Range of Securities in all Registered Investment Companies in Fund Complex Overseen by Nominee
Kevin J. Bannon*	Natural Resources Mid-Cap TPT Intermediate- Term Bond TPT Mortgage Backed Securities SECTOR Health Sciences PWF Intl Value	($1-$10,000) ($10,001-$50,000) ($10,001-$50,000) ($10,001-$50,000) ($10,001-$50,000) ($10,001-$50,000)	Over $100,000

Linda W. Bynoe	20/20 SECTOR Health Sciences SECTOR Utility Small Company Mid-Cap TPT Total Return Bond	($50,001-$100,000) over $100,000 ($50,001-$100,000) ($50,001-$100,000) over $100,000 ($10,001-$50,000)	Over $100,000

Nominee	Fund	Dollar Range of Securities in each Fund	Aggregate Dollar Range of Securities in all Registered Investment Companies in Fund Complex Overseen by Nominee
Michael S. Hyland**	MoneyMart Assets, Inc. TPT Intermediate- Term Bond PWF Intl Value Natural Resources PIP Equity Oppty Mid-Cap 20/20 SECTOR Health Sciences	($50,001-$100,000) ($10,001-$50,000) ($1-$10,000) ($1-$10,000) ($1-$10,000) ($1-$10,000) ($1-$10,000) ($1-$10,000)	Over $100,000

Douglas H. McCorkindale	20/20 Natural Resources SECTOR Utility SECTOR Health Sciences Small Company Mid-Cap JDP Value	($50,001-$100,000) Over $100,000 ($50,001-$100,000) ($50,001-$100,000) ($10,001-$50,000) Over $100,000 ($1-$10,000)	Over $100,000

Stephen P. Munn	20/20 Natural Resources Mid-Cap Small-Cap Core	($50,001-$100,000) ($10,001-$50,000) ($10,001-$50,000) ($10,001-$50,000)	Over $100,000

Richard A. Redeker	PIP Growth SECTOR Health Sciences 20/20	Over $100,000 Over $100,000 ($1-$10,000)	Over $100,000

Nominee	Fund	Dollar Range of Securities in each Fund	Aggregate Dollar Range of Securities in all Registered Investment Companies in Fund Complex Overseen by Nominee
Robin B. Smith	SECTOR Utility 20/20 SECTOR Health Sciences INDEX Dryden Index Natural Resources Real Estate TXM Large-Cap Core JDP Value	Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000 ($50,001-$100,000) Over $100,000	Over $100,000

Stephen G. Stoneburn	Natural Resources PIP Growth PWF Intl Equity 20/20	Over $100,000 Over $100,000 ($50,001-$100,000) Over $100,000	Over $100,000

*  Mr. Bannon's share ownership information is as of January 31, 2009.

**  Mr. Hyland's share ownership information is as of October 16, 2009.

SHARE OWNERSHIP TABLE — INTERESTED
DIRECTOR NOMINEES

Nominee	Fund	Dollar Range of Securities in each Fund	Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen by Nominee in Fund Complex
Judy A. Rice	CAT Liquid 20/20 Small Company PIP Growth PIP Dryden AA TPT Intl Equity TPT Large-Cap Value TPT Small-Cap Growth TPT Small-Cap Value TXM Large-Cap Core PILP MM PWF Intl Equity	($10,001-$50,000) ($10,001-$50,000) Over $100,000 Over $100,000 ($50,001-$100,000) ($1-$10,000) ($1-$10,000) ($1-$10,000) ($1-$10,000) ($50,001-$100,000) Over $100,000 ($10,001-$50,000)	Over $100,000

Scott E. Benjamin*	INDEX Dryden Index PIP Growth Mid-Cap PWF Intl Equity Global Total STB Corporate Bond MBF High Income PIP Growth AA	($1-$10,000) ($10,001-$50,000) ($50,001-$100,000) ($10,001-$50,000) ($10,001-$50,000) ($10,001-$50,000) ($10,001-$50,000) ($1-$10,001)	Over $100,000

*Mr. Benjamin's share ownership information is as of November 18, 2009.

None of the Independent Director Nominees, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of a Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund as of December 31, 2009.

Information concerning Company officers is set forth in Exhibit C.

DIRECTOR COMPENSATION

Currently, each Independent Director receives an annual retainer of $160,000 from all Companies in the aggregate. The Independent Director who serves as the Chair of each Company's Board receives an additional annual aggregate fee of $25,000. In addition, Independent Directors who are members of a Company's Audit Committee receive an annual aggregate fee of $14,000 for their service on the Committee, except that the Chair of the Audit Committee receives an annual aggregate fee of $20,000. Independent Directors who are members of the Nominating and Governance Committee also receive an aggregate annual fee of $14,000 for their service on the Committee, except that the Chair of the Nominating and Governance Committee receives an annual aggregate fee of $20,000. Members of the Audit Committee and the Nominating and Governance Committee also receive meeting fees of $1,000 for their attendance at each committee meeting. Independent Directors receive reimbursement for any expenses incurred in attending meetings and for other incidental expenses.

Board fees are reviewed periodically by each Company's Board, and commencing January 1, 2010, the annual retainer paid to each Independent Director will be $170,000, and the annual aggregate additional fee paid to the Chair of each Company's Board will be $35,000. There will be no change in fees paid to members of the Audit Committee or the Nominating and Governance Committee, and there will be no change in meeting fees paid for attendance at committee meetings. Interested Directors do not receive any compensation from the Companies or the Fund Complex, and do not receive any pension or retirement benefits for their service as Directors.

Set forth below is information describing the aggregate compensation paid by each Fund for each Fund's most recently completed fiscal year and by the Fund Complex for the calendar year ended December 31, 2008 to each of the Independent Director Nominees for his/her services. Aggregate compensation numbers shown are for the calendar year ended December 31, 2008, the last full calendar year for which aggregate compensation numbers are available. We do not expect any material difference in the aggregate compensation numbers for the calendar year ended December 31, 2009.

COMPENSATION PAID TO INDEPENDENT DIRECTOR NOMINEES

Nominee	Fund	Fiscal Year Compensation Paid by Fund to Nominee	Calendar Year Aggregate Compensation Paid by Fund & Fund Complex to Nominee(1)
Kevin J. Bannon	20/20	$3,070	$90,000 (36/62)(2)
	CORE	1,400
	Govt Income	2,367
	OPPTY	3,743
	PILP	4,280
	Real Estate	1,650
	MBF	2,117
	Natural Resources	7,687
	SPSS	3,770
	TAA	5,947
	CAL	1,883
	Mid-Cap	5,160
	JDP Value	4,860
	Blend	4,803
	High Yield	4,617
	CAT	10,430
	Small Company	5,500
	INDEX	4,180
	PIP	16,680
	SPMF	1,180
	PWF	1,873
	TXM	607
	Small-Cap Core	583
	Total Return Bond	760
	Global Total	523
	TPT	5,850
	SECTOR	7,823
	STB	1,010
Linda W. Bynoe	20/20	$5,437	$187,500 (36/62)(2)
	CORE	2,400
	Govt Income	3,580
	OPPTY	5,294
	PILP	5,980
	Real Estate	2,200
	MBF	2,570

Nominee	Fund	Fiscal Year Compensation Paid by Fund to Nominee	Calendar Year Aggregate Compensation Paid by Fund & Fund Complex to Nominee(1)
	Natural Resources	8,873
	SPSS	3,890
	TAA	6,127
	CAL	1,943
	Mid-Cap	5,350
	JDP Value	5,077
	Blend	5,093
	High Yield	4,877
	CAT	11,170
	Small Company	5,840
	INDEX	4,420
	PIP	17,350
	SPMF	3,867
	PWF	6,347
	TXM	1,969
	Small-Cap Core	1,803
	Total Return Bond	2,517
	Global Total	1,600
	TPT	18,190
	SECTOR	21,391
	STB	2,030
Michael S. Hyland	20/20	$3,030	$89,000 (36/62)(2)
	CORE	1,400
	Govt Income	2,347
	OPPTY	3,733
	PILP	4,240
	Real Estate	1,620
	MBF	2,107
	Natural Resources	7,537
	SPSS	3,780
	TAA	5,917
	CAL	1,873
	Mid-Cap	5,100
	JDP Value	4,830
	Blend	4,793
	High Yield	4,587
	CAT	10,350
	Small Company	5,450

Nominee	Fund	Fiscal Year Compensation Paid by Fund to Nominee	Calendar Year Aggregate Compensation Paid by Fund & Fund Complex to Nominee(1)
	INDEX	4,140
	PIP	16,590
	SPMF	1,177
	PWF	1,857
	TXM	603
	Small-Cap Core	580
	Total Return Bond	760
	Global Total	523
	TPT	5,810
	SECTOR	7,710
	STB	1,000
Douglas H. McCorkindale	20/20	$5,147	$179,000 (36/62)(2)
	CORE	2,400
	Govt Income	3,480
	OPPTY	5,283
	PILP	6,360
	Real Estate	2,190
	MBF	2,540
	Natural Resources	8,983
	SPSS	3,870
	TAA	6,097
	CAL	1,933
	Mid-Cap	5,320
	JDP Value	5,050
	Blend	5,147
	High Yield	4,913
	CAT	11,060
	Small Company	5,790
	INDEX	4,390
	PIP	17,310
	SPMF	3,660
	PWF	5,807
	TXM	1,837
	Small-Cap Core	1,713
	Total Return Bond	2,387
	Global Total	1,567
	TPT	17,450
	SECTOR	19,203
	STB	1,930

Nominee	Fund	Fiscal Year Compensation Paid by Fund to Nominee	Calendar Year Aggregate Compensation Paid by Fund & Fund Complex to Nominee(1)
Stephen P. Munn	20/20	$3,070	$90,000 (36/62)(2)
	CORE	1,400
	Govt Income	2,367
	OPPTY	3,743
	PILP	4,280
	Real Estate	1,630
	MBF	2,117
	Natural Resources	7,607
	SPSS	3,780
	TAA	5,937
	CAL	1,883
	Mid-Cap	5,130
	JDP Value	4,860
	Blend	4,803
	High Yield	4,617
	CAT	10,430
	Small Company	5,500
	INDEX	4,180
	PIP	16,680
	SPMF	1,180
	PWF	1,863
	TXM	607
	Small-Cap Core	583
	Total Return Bond	760
	Global Total	523
	TPT	5,830
	SECTOR	7,810
	STB	1,010
Richard A. Redeker	20/20	$5,507	$190,000 (36/62)(2)
	CORE	2,400
	Govt Income	3,887
	OPPTY	5,316
	PILP	6,430
	Real Estate	2,260
	MBF	2,620
	Natural Resources	9,120
	SPSS	3,894

Nominee	Fund	Fiscal Year Compensation Paid by Fund to Nominee	Calendar Year Aggregate Compensation Paid by Fund & Fund Complex to Nominee(1)
	TAA	6,104
	CAL	1,933
	Mid-Cap	5,350
	JDP Value	5,077
	Blend	5,087
	High Yield	4,893
	CAT	11,230
	Small Company	5,840
	INDEX	4,410
	PIP	17,390
	SPMF	3,823
	PWF	6,230
	TXM	1,920
	Small-Cap Core	1,790
	Total Return Bond	2,533
	Global Total	1,593
	TPT	18,110
	SECTOR	21,094
	STB	2,010
Robin B. Smith	20/20	$6,170	$202,500 (36/62)(2)
	CORE	2,400
	Govt Income	3,883
	OPPTY	5,404
	PILP	6,720
	Real Estate	2,360
	MBF	2,743
	Natural Resources	10,277
	SPSS	4,166
	TAA	6,582
	CAL	2,090
	Mid-Cap	5,917
	JDP Value	5,590
	Blend	5,813
	High Yield	5,563
	CAT	13,020
	Small Company	6,690
	INDEX	5,020
	PIP	19,250

Nominee	Fund	Fiscal Year Compensation Paid by Fund to Nominee	Calendar Year Aggregate Compensation Paid by Fund & Fund Complex to Nominee(1)
	SPMF	3,963
	PWF	6,687
	TXM	1,980
	Small-Cap Core	1,840
	Total Return Bond	2,670
	Global Total	1,623
	TPT	18,800
	SECTOR	22,910
	STB	2,100
Stephen G. Stoneburn	20/20	$5,147	$179,000 (36/62)(2)
	CORE	2,400
	Govt Income	3,480
	OPPTY	5,263
	PILP	5,960
	Real Estate	2,190
	MBF	2,540
	Natural Resources	8,517
	SPSS	3,810
	TAA	5,987
	CAL	1,896
	Mid-Cap	5,180
	JDP Value	4,954
	Blend	4,947
	High Yield	4,687
	CAT	10,570
	Small Company	5,590
	INDEX	4,240
	PIP	16,860
	SPMF	3,707
	PWF	5,933
	TXM	1,863
	Small-Cap Core	1,727
	Total Return Bond	2,440
	Global Total	1,580
	TPT	17,610
	SECTOR	19,447
	STB	1,930

(1)  Although this column shows the total amount paid to Directors from the PI-managed funds during the most recently completed calendar year, such compensation was deferred at the request of certain Directors, in total, or in part, under the Fund's deferred fee agreement. The losses in 2008 on amounts deferred through the end of the most recently completed calendar year amounted to $293,639, $1,042,213, $1,555,430 and $315,562 for Ms. Bynoe, Mr. McCorkindale, Ms. Smith and Mr. Stoneburn, respectively.

(2)  Indicates number of funds/portfolios in Fund Complex (including the Funds) to which aggregate compensation relates.

STANDING COMMITTEES

Audit Committee. Each Company has an Audit Committee, which is composed entirely of Independent Directors, and normally meets four times a year, or as required, in conjunction with the meetings of the Board of Directors. The Audit Committee consists of Messrs. Munn (Chair), Bannon, Ms. Bynoe and Ms. Smith (ex-officio). The number of Audit Committee meetings held during each Fund's most recent fiscal year is set forth in Exhibit E.

The Board of each Company has determined that each member of the Audit Committee is not an "interested person" as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures and other areas relating to the Funds' auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to each Fund.

The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Funds, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee charter is attached as Exhibit D.

The firm of KPMG LLP, 345 Park Avenue, New York, New York 10154 is the independent registered public accounting firm for each Company. Each Company's Audit Committee recommended, and the Board of each Company (including a majority of the Independent Directors) approved, the selection of KPMG as each Company's independent accountant for the Company's current fiscal year. Representatives of KPMG are not expected to be present at the Meeting; however, they will have the opportunity to make a statement if they so desire but will not be available during the meeting to respond to appropriate questions.

Investment Committees. The JennisonDryden Investment Committee reviews the performance of each Fund whose subadvisers are affiliates of the Manager, while the Target Investment Committee reviews the performance of each Fund whose subadvisers are not affiliates of the Manager. Each Committee meets at least four times per year and reports the results of its review to the full Board of each Fund at each regularly scheduled Board meeting. Every Independent Director sits on one of the two Committees. In addition, Ms. Rice, Interested Director, sits on a Committee.

The JennisonDryden Investment Committee consists of Mses. Bynoe (Chair) and Rice and Messrs. Carson, Bannon and Munn. The Target Investment Committee consists of Messrs. Hyland, McCorkindale, Redeker, Stoneburn (Chair) and Ms. Smith. The number of JennisonDryden and Target Investment Committees held during each Fund's most recent fiscal year is set forth in Exhibit E.

Nominating & Governance Committee. Each Company has a Nominating and Governance Committee, which is composed entirely of Independent Directors. The Nominating and Governance Committee is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. McCorkindale, Mr. Stoneburn, Mr. Hyland, and Ms. Smith (ex-officio). The Board of each Company has determined that each member of the Nominating and Governance Committee is not an "interested person" of each Company as defined in the 1940 Act. The number of Nominating and Governance Committee meetings held during each Fund's most recent fiscal year is set forth in Exhibit E. The Nominating and Governance Committee charter is attached as Exhibit F.

Selection of Board Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for Board Members at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board Members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable Commission rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the

Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a Board Member for nomination should submit his or her recommendation in writing to the Chair of the Board (Ms. Smith) or the Chair of the Nominating and Governance Committee (Mr. Redeker), in either case in care of the specified Fund(s), at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an "interested person" as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Fund's Manager) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person." Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under Commission and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Shareholders can communicate directly with Board Members by writing to the Chair of the Board, c/o the Fund, Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. Shareholders can communicate directly with an individual Board Member by writing to the Board Member, c/o the Fund, Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. Such communications to the Board or individual Board Members are not screened before being delivered to the addressee.

AUDIT FEES

The following aggregate fees were billed by KPMG for professional services rendered for the audit of each Fund's annual financial statements for each of their two most recently completed fiscal years as indicated below:

Fund	Fiscal Year-End	Aggregate Fees	Fiscal Year-End	Aggregate Fees
20/20	1/31/2008	$20,869	1/31/2009	$20,869

CORE Taxable Money	1/31/2008	$19,244	1/31/2009	$19,244

CORE Short-Term Bond	1/31/2008	$27,617	1/31/2009	$27,617

Govt Income	2/28/2008	$29,366	2/28/2009	$29,366

OPPTY Select Growth	2/28/2008	$20,869	2/28/2009	$20,869

OPPTY Strategic Value	2/28/2008	$20,869	2/28/2009	$20,869

PILP MM	3/31/2008	$19,244	3/31/2009	$19,244

Real Estate	3/31/2008	$23,496	3/31/2009	$23,496

MBF High Income	4/30/2008	$29,366	4/30/2009	$29,366

Natural Resources	5/31/2008	$20,869	5/31/2009	$20,869[1]

SPSS Conservative Growth	7/31/2008	$20,869	7/31/2009	$20,869

SPSS Small-Cap Value	7/31/2008	$28,750	7/31/2009	$28,750

TAA Conservative	7/31/2008	$64,767	7/31/2009	$64,767

TAA Moderate	7/31/2008	$70,021	7/31/2009	$70,021

TAA Growth	7/31/2008	$41,886	7/31/2009	$41,886

CAL Income	8/31/2008	$28,742	8/31/2009	$28,742

Mid-Cap	8/31/2008	$20,869	8/31/2009	$20,869

JDP Value	8/31/2008	$20,869	8/31/2009	$20,869

Blend	8/31/2008	$20,869	8/31/2009	$20,869

High Yield	8/31/2008	$27,617	8/31/2009	$27,617

CAT Liquid	9/30/2008	$19,244	9/30/2009	$19,244

Small Company	9/30/2008	$20,869	9/30/2009	$20,869

Natl Muni	8/31/2008	$29,366	8/31/2009	$29,366

1  During 2009, the Fund changed its fiscal year-end to October 31, requiring the Fund to issue new financial statements as of 10/31/2009. KPMG's fee for the audit of these financial statements was $15,000.

Fund	Fiscal Year-End	Aggregate Fees	Fiscal Year-End	Aggregate Fees
INDEX Dryden Index	9/30/2008	$20,869	9/30/2009	$20,869

PIP Dryden AA	9/30/2008	$32,617	9/30/2009	$32,617

PIP Growth	9/30/2008	$20,869	9/30/2009	$20,869

PIP Equity Oppty	9/30/2008	$20,869	9/30/2009	$20,869

PIP Conservative AA	9/30/2008	$20,869	9/30/2009	$20,869

PIP Moderate AA	9/30/2008	$20,869	9/30/2009	$20,869

PIP Growth AA	9/30/200	$20,869	9/30/2009	$20,869

SPMF Mid-Cap Value	10/31/2008	$20,869	10/31/2009	$20,869

SPMF Equity Income	10/31/2008	$23,496	10/31/2009	$23,496

PWF Intl Value	10/31/2008	$27,492	10/31/2009	$27,492

PWF Intl Equity	10/31/2008	$27,492	10/31/2009	$27,492

TXM Large-Cap Core	10/31/2008	$20,869	10/31/2009	$20,869

Small-Cap Core	10/31/2008	$20,869	10/31/2009	$20,869

Total Return Bond	10/31/2008	$42,329	10/31/2009	$42,329

Global Total Return	10/31/2008	$51,280	10/31/2009	$51,280

TPT Large-Cap Growth	10/31/2008	$23,371	10/31/2009	$23,371

TPT Small-Cap Growth	10/31/2008	$23,496	10/31/2009	$23,496

TPT Intl Equity	10/31/2008	$30,119	10/31/2009	$30,119

TPT Total Return Bond	10/31/2008	$53,498	10/31/2009	$53,498

TPT Mortgage- Backed	10/31/2008	$27,617	10/31/2009	$27,617

TPT Large-Cap Value	10/31/2008	$23,371	10/31/2009	$23,371

TPT Small-Cap Value	10/31/2008	$31,377	10/31/2009	$31,377

TPT Intl Bond	10/31/2008	$71,280	10/31/2009	$71,280

TPT Intermediate- Term Bond	10/31/2008	$50,125	10/31/2009	$50,125

TPT US Govt Money Market	10/31/2008	$19,244	10/31/2009	$19,244

Fund	Fiscal Year-End	Aggregate Fees	Fiscal Year-End	Aggregate Fees
SECTOR Utility	11/30/2008	$20,869	11/30/2009	$20,869

SECTOR Health Sciences	11/30/2008	$20,869	11/30/2009	$20,869

SECTOR Financial Services	11/30/2008	$20,869	11/30/2009	$20,869

STB Corporate Bond	12/31/2008	$27,617	12/31/2009	$27,617

AUDIT-RELATED FEES

For each Fund's two most recent fiscal years, KPMG did not bill any fees related to the performance of the audit or review of financial statements, but that are not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

TAX FEES

For each Fund's two most recent fiscal years, KPMG did not bill any fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

ALL OTHER FEES

For each Fund's two most recent fiscal years, KPMG did not bill any fees for products and services provided to the Fund other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees."

The charter of each Audit Committee requires that the Audit Committee approve all audit services and any permitted non-audit services to be provided by KPMG directly to the Fund. Each Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by KPMG to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Funds ("Affiliated Service Providers"), provided that the engagement of KPMG relates directly to the operation and financial reporting of the Fund.

The Audit Committee of each Fund has adopted policies and procedures with regard to the pre-approval of services. The Audit Committee is charged with the responsibility to monitor the independence of the Fund's independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm's engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant's independence. The Committee's evaluation will be based on:

•  a review of the nature of the professional services expected to be provided,

•  a review of the safeguards put into place by the accounting firm to safeguard independence, and

•  periodic meetings with the accounting firm.

For each Fund's two most recent fiscal years, there were no fees paid for non-audit services to the Fund's Manager and Affiliated Service Providers for which pre-approval by the Audit Committee was required, or for which pre-approval was not required.

Each Audit Committee has considered whether the provision of non-audit services that were rendered by KPMG to the Manager and Affiliated Service Providers that were not pre-approved is compatible with maintaining KPMG's independence. All services provided by KPMG to each Fund, the Manager or Affiliated Service Providers that were required to be pre-approved were pre-approved as required.

PROXY COSTS

All of the costs of the Meeting, including printing, postage, voting tabulation and other proxy-related expenses, will be borne by the Funds.

REQUIRED VOTE

The nominees receiving the affirmative vote of a plurality, in the case of each Company, or a majority in the case of CAL, JDP and MBF, of the votes cast will be elected, provided a quorum is present.

EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES

SHAREHOLDER PROPOSALS

The Companies will not be required to hold meetings of shareholders, unless, for example, the election of Board Members is required to be acted on by shareholders under the 1940 Act. It is the present intention of the Board of each Company not to hold annual meetings of shareholders unless such shareholder action is required.

Any shareholder who wishes to submit a proposal to be considered at a Company's next meeting of shareholders should send the proposal to that Company at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting or be brought before such meeting without being included in the proxy statement.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Company's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

Management knows of no business to be presented at the Meetings other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote according to their best judgment in the interest of each Fund, respectively.

Deborah A. Docs
Secretary

January 18, 2010

It is important that you execute and return ALL of your
proxies promptly.

INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A  Outstanding Shares (as of Record Date)

Exhibit B  Five Percent Shareholders (as of Record Date)

Exhibit C  Officer Information

Exhibit D  Audit Committee Charter

Exhibit E  Board & Board Committee Meetings

Exhibit F  Nominating and Governance Committee Charter

Exhibit A

OUTSTANDING SHARES (AS OF RECORD DATE)

The close of business on December 23, 2009 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Information as to the number of outstanding Shares for each Fund as of the record date is set forth below.

Fund Name	Share Class	Outstanding Shares
SECTOR Financial Services	A	8,617,551.372
	B	917,392.659
	C	2,403,779.732
	Z	1,446,285.758
SECTOR Health Sciences	A	15,187,322.231
	B	2,430,866.266
	C	4,619,793.625
	L	57,807.092
	M	80,379.143
	X	27,345.602
	Z	5,255,087.797
SECTOR Utility	A	273,129,448.785
	B	12,297,853.255
	C	11,718,034.479
	R	384,322.640
	Z	9,515,284.063
Natural Resources	A	39,557,543.400
	B	6,928,138.370
	C	20,365,255.222
	R	761,432.265
	Z	16,543,842.203
STB Corporate Bond	A	98,288,397.206
	B	1,795,207.303
	C	67,974,718.956
	Z	58,325,573.982
	R	602,601.477

OUTSTANDING SHARES (AS OF RECORD DATE) (Continued)

Fund Name	Share Class	Outstanding Shares
20/20	A	76,549,991.928
	B	11,552,842.485
	C	25,018,426.437
	R	3,365,162.116
	Z	43,604,958.651
SPSS Small Cap Value	A	5,242,496.691
	B	785,343.869
	C	2,862,098.873
	L	658,589.601
	M	541,763.795
	X	337,492.301
SPSS Conservative Growth	A	16,356,329.469
	B	1,370,773.731
	L	4,453,725.002
	M	3,060,564.883
	X	1,626,656.785
	C	9,781,769.242
OPPTY Select Growth	A	14,071,009.444
	B	1,145,425.192
	C	5,114,422.695
	Z	497,306.788
	L	2,930,614.104
	M	1,191,893.806
	X	975,077.964
OPPTY Strategic Value	A	2,828,955.798
	B	235,324.430
	C	1,558,161.972
	Z	142,656.666
Govt Income	A	60,343,400.704
	B	2,724,129.978
	C	1,931,850.213
	Z	10,105,153.429
	R	387,812.417

OUTSTANDING SHARES (AS OF RECORD DATE) (Continued)

Fund Name	Share Class	Outstanding Shares
CAL Income	A	16,855,343.489
	B	751,664.147
	C	1,524,392.837
	Z	1,299,346.077
Mid-Cap	A	41,724,606.568
	B	2,196,344.749
	C	4,721,833.884
	L	482,752.688
	M	381,240.590
	X	216,083.730
	R	2,285,394.216
	Z	19,690,024.880
JDP Value	A	47,842,427.930
	B	2,327,729.512
	C	2,464,966.239
	R	558,190.135
	L	143,724.832
	M	179,022.781
	X	76,521.488
	Z	19,835,563.900
High Yield	A	207,394,371.424
	B	17,474,989.848
	C	17,366,524.732
	R	1,116,575.732
	L	836,366.397
	M	1,400,362.572
	X	278,194.865
	Z	16,564,470.531
Natl Muni	A	53,597,729.181
	B	2,352,961.048
	C	1,505,187.699
	Z	751,700.490

OUTSTANDING SHARES (AS OF RECORD DATE) (Continued)

Fund Name	Share Class	Outstanding Shares
Blend	A	67,259,022.938
	B	3,020,143.755
	C	1,743,142.864
	Z	3,391,971.457
PILP MM	A	387,201,289.100
	I	249,056,207.550
Real Estate	A	10,241,723.326
	B	752,419.027
	C	2,340,473.642
	Z	6,679,915.062
	R	24,051.064
INDEX Dryden Index	A	4,044,234.909
	B	450,428.639
	C	981,084.689
	I	13,215,524.187
	Z	17,016,059.179
CAT Liquid Assets	N/A	2,569,260,244.460
PIP Dryden AA	A	26,081,295.851
	B	1,504,675.654
	C	1,176,961.274
	R	9,722.225
	L	640,875.492
	M	311,688.108
	X	197,800.036
	Z	9,812,437.171
PIP Growth AA	A	2,637,306.949
	B	2,916,633.097
	C	761,762.956
	R	188.435
	Z	31,776.626
PIP Moderate AA	A	5,178,114.680
	B	5,261,998.663
	C	1,466,769.248
	R	213.888
	Z	161,097.705

OUTSTANDING SHARES (AS OF RECORD DATE) (Continued)

Fund Name	Share Class	Outstanding Shares
PIP Conservative AA	A	3,570,544.437
	B	3,990,276.756
	C	1,456,318.285
	R	1,333.733
	Z	84,749.685
PIP Equity Oppty	A	18,423,924.769
	B	1,910,853.256
	C	2,462,644.580
	R	550.277
	Z	4,259,228.535
PIP Growth	A	65,821,056.381
	B	3,907,008.022
	C	4,062,109.509
	R	494,323.291
	Z	44,432,217.168
Small Company	A	46,500,788.186
	B	2,086,732.935
	C	6,363,322.869
	Z	39,965,021.382
	L	338,040.418
	M	245,608.605
	X	149,895.618
	R	1,476,561.506
MBF High Income	A	41,629,668.945
	B	3,157,918.236
	C	6,498,142.006
	Z	3,034,815.938
TXM Large-Cap Core	A	6,412,057.874
	B	642,859.124
	C	2,564,644.738
	L	489,839.311
	M	772,367.114
	X	210,030.403
	Z	24,112,097.429

OUTSTANDING SHARES (AS OF RECORD DATE) (Continued)

Fund Name	Share Class	Outstanding Shares
Small-Cap Core	A	3,750,864.378
	B	319,193.993
	C	1,007,455.003
	R	21,576.902
	Z	4,949,693.760
PWF Intl Equity	A	47,466,719.167
	B	1,736,387.712
	C	5,253,482.055
	F	841,694.787
	L	2,102,943.000
	M	1,068,386.054
	X	938,846.055
	Z	40,679,835.933
PWF Intl Value	A	2,486,364.835
	B	197,615.354
	C	403,180.530
	Z	7,419,299.154
SPMF Mid-Cap Value	A	5,935,932.830
	L	1,074,415.156
	B	411,278.375
	M	839,776.193
	C	2,837,264.474
	Z	1,525,949.405
	X	503,497.421
SPMF Equity Income	A	7,679,753.331
	L	1,583,342.411
	B	459,712.947
	M	1,017,979.632
	C	2,788,533.444
	X	721,720.878
	Z	26,348.157
Global Total	A	16,564,857.567
	B	442,436.115
	C	618,068.320
	Z	631,736.523

OUTSTANDING SHARES (AS OF RECORD DATE) (Continued)

Fund Name	Share Class	Outstanding Shares
Total Return Bond	A	22,448,131.792
	B	2,970,249.888
	C	4,190,948.233
	L	807,790.122
	M	970,296.305
	X	446,803.275
	R	85.818
	Z	5,002,000.769
CORE Short-Term Bond	N/A	402,503,474.702
CORE Taxable Money	N/A	18,244,471,409.080
TAA Conservattive	A	7,840,040.801
	B	3,212,186.558
	M	43,194.184
	C	2,420,828.631
	X	97,928.293
	R	69,889.727
	Z	330,723.226
TAA Growth	A	10,655,576.402
	B	3,696,922.669
	M	210,415.943
	C	5,487,934.052
	X	180,868.337
	R	7,945.676
	Z	163,084.955
TAA Moderate	A	16,649,395.728
	B	6,440,745.917
	M	199,905.752
	C	7,168,514.982
	X	204,837.302
	R	58,640.890
	Z	471,897.069
TPT Total Return Bond	T	20,851,148.288
	R	7,202,514.668

OUTSTANDING SHARES (AS OF RECORD DATE) (Continued)

Fund Name	Share Class	Outstanding Shares
TPT Intermediate Term Bond	T	24,149,242.659
TPT Mortgage-Backed	T	4,043,826.434
TPT US Govt Money Market	T	58,578,549.865
TPT Large-Cap Growth	T	10,977,304.789
	R	6,798,648.549
TPT Large-Cap Value	T	14,091,789.510
	R	8,519,805.371
TPT Small-Cap Growth	T	6,517,045.200
	R	3,836,488.042
TPT Small-Cap Value	T	35,485,722.705
	R	2,334,183.645
TPT Intl Bond	T	3,222,365.919
TPT Intl Equity	T	10,789,470.489
	R	5,655,366.057

Exhibit B

FIVE PERCENT SHAREHOLDER REPORT

As of December 23, 2009, the beneficial owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Funds are listed below.

Fund Name: 20/20

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 19,895,742 / 25.99%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 6,304,326 / 54.57%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: B | Shares / Percentage: 786,281 / 6.81%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 8,401,600 / 33.58%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: C | Shares / Percentage: 3,711,363 / 14.83%

Shareholder Name: CitiGroup Global Markets Inc Attn: Peter Booth | Registration: 333 West 34th Street, 7th Floor New York, NY 10001 | Share Class: C | Shares / Percentage: 2,487,278 / 9.94%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 2,300,306 / 9.19%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 5,759,596 / 13.21%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: Z | Shares / Percentage: 4,871,977 / 11.17%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Prudential Smart Solutions IRA | Registration: 280 Trumbull St Hartford, CT 06104 | Share Class: R | Shares / Percentage: 843,711 / 25.07%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: R | Shares / Percentage: 752,924 / 22.37%

Shareholder Name: Hartford Life Insurance Co Attn: UIT Operations | Registration: PO Box 2999 Hartford, CT 06104 | Share Class: R | Shares / Percentage: 225,928 / 6.71%

Fund Name: CORE Short-Term Bond

Shareholder Name: Pru Western Conference Of Teamsters Lending | Registration: 2 Gateway Center 7th Floor Newark, NJ 07102 | Fund Class: N/A | Shares / Percentage: 178,778,064 / 44.42%

Shareholder Name: Pru Plan Equity Lending Attn: PIM FI Confirmation Dept | Registration: 2 Gateway Center 7th Floor Newark, NJ 07102 | Fund Class: N/A | Shares / Percentage: 104,051,788 / 25.85%

Shareholder Name: Pru Plan Non-Purchased Traditional Funding Bond Portfolio Lending Attn: PIM FI Confirmation Dept | Registration: 2 Gateway Center 7th Floor Newark, NJ 07102 | Fund Class: N/A | Shares / Percentage: 30,852,655 / 7.67%

Fund Name: CORE Taxable Money

Shareholder Name: Prudential Lending General Collateral Financial Services Business Attn: PIM FI Confirmation Dept | Registration: 2 Gateway Center 3rd Floor Newark, NJ 07102 | Fund Class: N/A | Shares / Percentage: 1,222,643,755 / 6.70%

Fund Name: Govt Income

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 19,534,063 / 32.37%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 890,953 / 32.71%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: B | Shares / Percentage: 288,401 / 10.59%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 743,230 / 38.47%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: C | Shares / Percentage: 308,611 / 15.97%

Shareholder Name: Pims/Prudential Retirement As Nominee For TTEE Sheet Metal Workers Local 36 | Registration: 301 South Ewing Ave Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 2,097,077 / 20.75%

Shareholder Name: Jennison Dryden Conservative Allocation Fd Attn: Ted Lockwood/Stacie Mintz | Registration: 100 Mulberry Street Gateway Center # 2, 4th Floor Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 1,363,830 / 13.49%

Shareholder Name: Jennison Dryden Moderate Allocation Fd Attn: Ted Lockwood/Stacie Mintz | Registration: 100 Mulberry Street Gateway Center # 2, 4th Floor Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 943,118 / 9.33%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE Andritz Inc, Saving and | Registration: 1115 North Meadow Parkway Roswell, GA 30076 | Share Class: Z | Shares / Percentage: 508,533 / 5.03%

Shareholder Name: Pims/Prudential Retirement As Nominee For TTEE Prudential SmartSolution IRA | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: R | Shares / Percentage: 297,841 / 76.80%

Shareholder Name: ADP Retirement Plans/MSDW 401(K) Plan Product State Street Bank & Trust Trustee | Registration: 1 Lincoln Street Boston, MA 02111 | Share Class: R | Shares / Percentage: 35,706 / 9.21%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: R | Shares / Percentage: 31,059 / 8.00%

Fund Name: OPPTY Select Growth

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO | Share Class: A | Shares / Percentage: 2,566,737 / 18.24%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO | Share Class: B | Shares / Percentage: 132,639 / 11.58%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO | Share Class: C | Shares / Percentage: 1,218,029 / 23.82%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: C | Shares / Percentage: 514,341 / 10.06%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO | Share Class: L | Shares / Percentage: 153,958 / 5.25%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO | Share Class: Z | Shares / Percentage: 189,890 / 38.18%

Shareholder Name: CitiGroup Global Markets Inc Attn: Peter Booth | Registration: 333 West 34th Street 7th Floor New York, NY 10001 | Share Class: Z | Shares / Percentage: 124,905 / 25.12%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: Z | Shares / Percentage: 84,534 / 17.00%

Fund Name: OPPTY Strategic Value

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO | Share Class: A | Shares / Percentage: 1,775,158 / 62.75%

Shareholder Name: CitiGroup Global Markets Inc Attn: Peter Booth | Registration: 333 West 34th Street 7th Floor New York, NY 10001 | Share Class: A | Shares / Percentage: 255,940 / 90.5%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO | Share Class: B | Shares / Percentage: 98,620 / 41.91%

Shareholder Name: CitiGroup Global Markets Inc Attn: Peter Booth | Registration: 333 West 34th Street 7th Floor New York, NY 10001 | Share Class: B | Shares / Percentage: 18,185 / 7.73%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO | Share Class: C | Shares / Percentage: 1,017,343 / 65.29%

Shareholder Name: CitiGroup Global Markets Inc Attn: Peter Booth | Registration: 333 West 34th Street 7th Floor New York, NY 10001 | Share Class: C | Shares / Percentage: 131,593 / 8.45%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO | Share Class: Z | Shares / Percentage: 93,016 / 65.20%

Fund Name: Real Estate

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 1,140,023 / 11.13%

Shareholder Name: Nationwide Trust Company, FSB C/F C/O IPO Portfolio Accounting | Registration: PO Box 182029 Columbus, OH 43218 | Share Class: A | Shares / Percentage: 1,044,624 / 10.20%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: A | Shares / Percentage: 945,806 / 9.23%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 208,435 / 27.70%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: B | Share Class: 52,930 / 7.03%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: C | Share Class: 470,142 / 20.09%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 417,573 / 17.84%

Shareholder Name: CitiGroup Global Markets Inc Attn: Peter Booth | Registration: 333 West 34th Street 7th Floor New York, NY 10001 | Share Class: C | Shares / Percentage: 277,704 / 11.87%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 214,478 / 9.16%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 1,279,151 / 19.15%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: Z | Shares / Percentage: 926,691 / 13.87%

Shareholder Name: Wachovia Bank | Registration: 1525 West WT Harris Blvd Charlotte, NC 28288 | Share Class: Z | Shares / Percentage: 558,713 / 8.36%

Shareholder Name: Charles Schwab Co | Registration: 101 Montgomery St San Francisco, CA 94104 | Share Class: Z | Shares / Percentage: 496,779 / 7.44%

Shareholder Name: CitiGroup Global Markets Inc Attn: Peter Booth | Registration: 333 West 34th Street 7th Floor New York, NY 10001 | Share Class: Z | Shares / Percentage: 458,477 / 6.86%

Shareholder Name: Jennison Dryden Moderate Allocation Fund Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Floor Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 389,900 / 5.84%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: R | Shares / Percentage: 10,530 / 43.78%

Shareholder Name: MG Trust Company Trustee Special Agents Mutual 401(K) | Registration: 700 17th Street Suite 300 Denver, CO 80202 | Share Class: R | Shares / Percentage: 5,716 / 23.77%

Shareholder Name: MG Trust company Trustee Creative Strategy, INC P/S 401 (K) | Registration: 700 17th Street Suite 300 Denver, CO 80202 | Share Class: R | Shares / Percentage: 1,973 / 8.20%

Shareholder Name: MG Trust Company Cust FBO LaFayette Arthritis & Endocrine Clinic | Registration: 700 17th Street Suite 300 Denver, CO 80202 | Share Class: R | Shares / Percentage: 1,491 / 6.20%

Fund Name: PILP MM

Shareholder Name: Whitman Insurance Co LTD Attn: Treasury Dept | Registration: 1475 E Woodfield Rd Suite 1300, 7th Floor Schaumburg, lL 60173 | Share Class: I | Shares / Percentage: 16,419,302 / 6.59%

Fund Name: MBF High Income

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO | Share Class: A | Shares / Percentage: 21,883,421 / 52.57%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO | Share Class: B | Shares / Percentage: 1,544,965 / 48.92%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: B | Shares / Percentage: 265,360 / 8.40%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO | Share Class: C | Shares / Percentage: 2,004,072 / 30.84%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: C | Shares / Percentage: 1,231,810 / 18.96%

Shareholder Name: CitiGroup Global Markets Inc Attn: Peter Booth | Registration: 333 West 34th Street 7th Floor New York, NY 10001 | Share Class: C | Shares / Percentage: 631,666 / 9.72%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 397,077 / 6.11%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO | Share Class: Z | Shares / Percentage: 1,372,908 / 45.24%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: Z | Shares / Percentage: 940,087 / 30.98%

Shareholder Name: CitiGroup Global Markets Inc Attn: Peter Booth | Registration: 333 West 34th Street 7th Floor New York, NY 10001 | Share Class: Z | Shares / Percentage: 284,900 / 9.39%

Fund Name: Natural Resources

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 6,153,928 / 15.56%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: A | Shares / Percentage: 2,774,065 / 7.01%

Shareholder Name: Charles Schwab Co | Registration: 101 Montgomery St San Francisco, CA 94104 | Share Class: A | Shares / Percentage: 2,109,746 / 5.33%

Shareholder Name: Nationwide Trust Company, FSB CF/CO IPO Portfolio Accounting | Registration: PO Box 182029 Columbus, OH 43218 | Share Class: A | Shares / Percentage: 1,976,441 / 5.00%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 2,720,200 / 39.26%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: B | Shares / Percentage: 586,057 / 8.46%

Shareholder Name: CitiGroup Global Markets Inc Attn Peter Booth | Registration: 333 West 34th Street 7th Floor New York, NY 10001 | Share Class: B | Shares / Percentage: 504,951 / 7.29%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: B | Shares / Percentage: 404,806 / 5.84%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: C | Shares / Percentage: 4,664,517 / 22.90%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 4,389,761 / 22.56%

Shareholder Name: CitiGroup Global Markets Inc Attn Peter Booth | Registration: 333 West 34th Street 7th Floor New York, NY 10001 | Share Class: C | Shares / Percentage: 2,450,220 / 12.03%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 1,714,522 / 8.42%

Shareholder Name: PIMS/Prudential Retirement As Nominee For The ttee Cust Pl 006 Prudential Smartsolution IRA | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: R | Shares / Percentage: 134,581 / 17.67%

Shareholder Name: ADP/Access 401(K) Program JP Morgan Chase Bank TTEE | Registration: 4 New York Plaza LBBY New York, NY 10004 | Share Class: R | Shares / Percentage: 70,520 / 9.26%

Shareholder Name: Wachovia Bank FBO Various Retirement Plans | Registration: 1525 West WT Harris Blvd Charlotte, NC 28288 | Share Class: R | Shares / Percentage: 38,747 / 5.09%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 4,309,200 / 26.05%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: Z | Shares / Percentage: 3,560,404 / 21.52%

Shareholder Name: CitiGroup Global Markets Inc Attn Peter Booth | Registration: 333 West 34th Street 7th Floor New York, NY 10001 | Share Class: Z | Shares / Percentage: 1,399,876 / 8.46%

Shareholder Name: NFS LLC FEBO The Northern Trust Company | Registration: PO Box 92956 Chicago, IL 60675 | Share Class: Z | Shares / Percentage: 1,098,959 / 6.64%

Fund Name: SPSS Conservative Growth

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO | Share Class: A | Shares / Percentage: 2,283,035 / 13.96%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO | Share Class: B | Shares / Percentage: 180,172 / 13.14%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO | Share Class: C | Shares / Percentage: 2,196,262 / 22.45%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO | Share Class: L | Shares / Percentage: 289,771 / 6.51%

Fund Name: SPSS Small Cap Value

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO | Share Class: A | Shares / Percentage: 881,193 / 16.81%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: A | Shares / Percentage: 450,080 / 8.59%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO | Share Class: B | Shares / Percentage: 298,485 / 38.01%

Shareholder Name: CitiGroup Global Markets Inc Attn: Peter Booth | Registration: 333 West 34th Street 7th Floor New York, NY 10001 | Share Class: B | Shares / Percentage: 65,898 / 8.39%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO | Share Class: C | Shares / Percentage: 691,905 / 24.17%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: C | Shares / Percentage: 367,451 / 12.84%

Shareholder Name: CitiGroup Global Markets Inc Attn: Peter Booth | Registration: 333 West 34th Street 7th Floor New York, NY 10001 | Share Class: C | Shares / Percentage: 153,515 / 5.36%

Fund Name: TAA Conservative

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 2,727,644 / 34.79%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 992,179 / 30.89%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 1,576,318 / 65.11%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 195,884 / 59.23%

Shareholder Name: Clearview IRA C/F A James Baroody Jr | Registration: 61 Shire Oaks Drive Pittsford, NY 14534 | Share Class: Z | Shares / Percentage: 33,283 / 10.06%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/CUST Uchicago Argonne, LLC | Registration: 2040 Ogden Ave Suite 313 Aurora, IL 60504 | Share Class: Z | Shares / Percentage: 22,801 / 6.89%

Shareholder Name: MG Trust Company FBO MJ Metals, Inc | Registration: 700 17th Street Suite 300 Denver, CO 80202 | Share Class: R | Shares / Percentage: 55,589 / 79.54%

Shareholder Name: MG Trust Company FBO Bent Marine Inc 401(K) & P/S Plan | Registration: 700 17th Street Suite 300 Denver, CO 80202 | Share Class: R | Shares / Percentage: 13,119 / 18.77%

Shareholder Name: Prudential Trust Company C/F The Roth IRA Of Charlene Chavez | Registration: 18409 E 25th Terr S Independence, MO 64057 | Share Class: M | Shares / Percentage: 6,616 / 15.32%

Shareholder Name: CitiGroup Global Markets Inc. Cust | Registration: 333 W 34th St, 3rd Floor New York , NY 10001 | Share Class: M | Shares / Percentage: 3,752 / 8.69%

Shareholder Name: PFPC Trust Co Cust FBO American Journal Of Transportation Ann L Radwan | Registration: 166 Kings Hwy Hampton, NH 03842 | Share Class: M | Shares / Percentage: 3,610 / 8.36%

Shareholder Name: NFS LLC FEBO NFS/FMTC IRA FBO Brian J Harrod | Registration: 1411 Quaker Road Barker, NY 14012 | Share Class: M | Shares / Percentage: 2,994 / 6.93%

Shareholder Name: LPL Financial Services | Registration: 9785 Towne Centre Drive San Diego, CA 92121 | Share Class: M | Shares / Percentage: 2,446 / 5.66%

Shareholder Name: PFPC Trust Co Cust FBO Florkote Industrial Flooring NDFI S Donald R Crocker | Registration: 1361 Holly Rd Spring Hope, NC 27882 | Share Class: M | Shares / Percentage: 2,428 / 5.62%

Shareholder Name: Prudential Trust Company C/F The IRA OF Sandra R Vanwart (dec'd) FBO Scott H Vanwart | Registration: 115 Greenswoods Lane East Windsor, CT 06088 | Share Class: X | Shares / Percentage: 23,700 / 24.20%

Shareholder Name: First Clearing, LLC Dan N Goldstein (IRA) FCC AS Custodian | Registration: 50 Crystal Court Bel Air, MD 21014 | Share Class: X | Shares / Percentage: 18,020 / 18.40%

Shareholder Name: UMB Bank, NA/CF Pleasant Valley SD-PA 403B FBO Charlene A Taylor | Registration: 1503 Seneca Trl Effort, PA 18330 | Share Class: X | Shares / Percentage: 9,224 / 9.42%

Shareholder Name: Prudential Trust Company C/F The Rollover IRA Of Bill Henrich | Registration: 1315 Shepherds Ranch Bulverde, TX 78163 | Share Class: X | Shares / Percentage: 8,507 / 8.69%

Fund Name: TAA Moderate

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 5,449,072 / 32.73%

Shareholder Name: PIMS/Prudential Retirement As Nominee For The TTEE/Cust Amerigroup Corporation | Registration: 4425 Corporation Lane Virginia Beach, VA 23462 | Share Class: A | Shares / Percentage: 1,035,581 / 6.22%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 2,324,812 / 36.10%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 4,300,845 / 60.00%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: C | Shares / Percentage: 606,576 / 8.46%

Shareholder Name: MG Trust Company FBO Bent Marine Inc 401(K) & P/S Plan | Registration: 700 17th Street Suite 300 Denver, CO 80202 | Share Class: R | Shares / Percentage: 44,230 / 75.43%

Shareholder Name: MG Trust Company Cust FBO MJ Metals, Inc | Registration: 700 17th Street Suite 300 Denver, CO 80202 | Share Class: R | Shares / Percentage: 11,834 / 20.18%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 323,652 / 68.58%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: Z | Shares / Percentage: 46,283 / 9.81%

Shareholder Name: NFS LLC FBO Giselle Serio TOD Beneficiary On File | Registration: 48 Athens Ave South Amboy, NJ 08879 | Share Class: M | Shares / Percentage: 19,466 / 9.74%

Shareholder Name: NFS LLC FEBO Joseph and Joan Muscara | Registration: 196 Hillside Avenue Wyckoff. NJ 07481 | Share Class: M | Shares / Percentage: 16,691 / 8.35%

Shareholder Name: NFS LLC FEBO Donald and Sheila Grobeis | Registration: 25 Windy Bay Rd Eastham, MA 02642 | Share Class: M | Shares / Percentage: 14,820 / 7.41%

Shareholder Name: Prudential Trust Company C/F The Rollover IRA Of David S Sitner | Registration: 112 Bluff Point Rd S Glastonbury, CT 06073 | Share Class: X | Shares / Percentage: 22,290 / 10.88%

Shareholder Name: Prudential Trust Company C/F The Rollover IRA Of Gail R Azia | Registration: 784 Pine Island Dr Melbourne, Fl 32940 | Share Class: X | Shares / Percentage: 20,665 / 10.09%

Shareholder Name: Prudential Trust Company C/F The Rollover IRA Of Harlene K Anderson | Registration: 11448 Holder St Cypress, CA 90630 | Share Class: X | Shares / Percentage: 19,162 / 9.36%

Shareholder Name: Prudential Trust Company C/F The Rollover IRA Of Randi F Sitner | Registration: 18 Copley Road S Glastonbury, CT 06073 | Share Class: X | Shares / Percentage: 13,026 / 6.36%

Shareholder Name: Robert W Baird & Co. Inc | Registration: 777 East Winconsin Avenue Milwaukee, WI 53202 | Share Class: X | Shares / Percentage: 10,852 / 5.30%

Fund Name: TAA Growth

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 3,991,366 / 37.46%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 1,221,756 / 33.05%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 3,068,161 / 55.91%

Shareholder Name: CitiGroup Global Markets Inc Attn Peter Booth | Registration: 333 West 34th Street 7th Floor New York, NY 10001 | Share Class: C | Shares / Percentage: 289,069 / 5.27%

Shareholder Name: MG Trust Company Trustee MJ Metals, Inc | Registration: 700 17th Street Suite 300 Denver, CO 80202 | Share Class: R | Shares / Percentage: 6,443 / 81.10%

Shareholder Name: MG Trust Company Cust FBO 401K Plan | Registration: 700 17th Street Suite 300 Denver, CO 80202 | Share Class: R | Shares / Percentage: 1,254 / 15.79%

Shareholder Name: Prudential Trust Company C/F The Rollover IRA Of Hardy J Howard | Registration: 7615 Susan Elaine St San Antonio, TX 78240 | Share Class: X | Shares / Percentage: 15,387 / 8.51%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 86,006 / 52.74%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: Z | Shares / Percentage: 20,067 / 12.31%

Shareholder Name: Counsel Trust DBA MID Atlantic Trust Company FBO Beehive Botanicals 401-K Plan | Registration: 1251 WaterFront Pl Pittsburgh, PA 15222 | Share Class: Z | Shares / Percentage: 12,306 / 7.55%

Fund Name: CAL Income

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 8,316,321 / 49.34%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: A | Shares / Percentage: 862,614 / 5.12%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 291,863 / 38.83%

Shareholder Name: CitiGroup Global Markets Inc Attn: Peter Booth | Registration: 333 West 34th Street 7th Floor New York, NY 10001 | Share Class: B | Shares / Percentage: 88,644 / 11.79%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 578,191 / 37.93%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: C | Shares / Percentage: 275,656 / 18.08%

Shareholder Name: CitiGroup Global Markets Inc Attn: Peter Booth | Registration: 333 West 34th Street 7th Floor New York, NY 10001 | Share Class: C | Shares / Percentage: 228,554 / 14.99%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 175,035 / 11.48%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 507,456 / 39.05%

Shareholder Name: CitiGroup Global Markets Inc Attn: Peter Booth | Registration: 333 West 34th Street 7th Floor New York, NY 10001 | Share Class: Z | Shares / Percentage: 316,635 / 24.37%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: Z | Shares / Percentage: 271,193 / 20.87%

Fund Name: Mid-Cap

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 6,263,550 / 15.01%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: A | Shares / Percentage: 3,736,169 / 8.95%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 803,122 / 36.57%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 1,453,113 / 30.77%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: C | Shares / Percentage: 1,169,574 / 24.77%

Shareholder Name: CitiGroup Global Markets Inc Attn: Peter Booth | Registration: 333 West 34th Street 7th Floor New York, NY 10001 | Share Class: C | Shares / Percentage: 345,976 / 7.33%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: Z | Shares / Percentage: 5,411,476 / 27.48%

Shareholder Name: PIMS/ Prudential Retirement As Nominee For The TTEE/CUST Prudential Employee Savings | Registration: 30 Scranton Office Park Scranton, PA 18507 | Share Class: Z | Shares / Percentage: 4,514,698 / 22.93%

Shareholder Name: CitiGroup Global Markets Inc Attn: Peter Booth | Registration: 333 West 34th Street 7th Floor New York, NY 10001 | Share Class: Z | Shares / Percentage: 1,366,075 / 6.94%

Shareholder Name: Wachovia Bank FBO Various Retirement Plans | Registration: 1525 West WT Harris Blvd Charlotte, NC 28288 | Share Class: Z | Shares / Percentage: 1,222,361 / 6.21%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 1,114,780 / 5.66%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: R | Shares / Percentage: 406,154 / 17.77%

Shareholder Name: PIMS/ Prudential Retirement As Nominee For The TTEE/CUST Prudential SmartSolution IRA | Registration: 280 Trubull St Hartford, CT 06103 | Share Class: R | Shares / Percentage: 275,371 / 12.05%

Shareholder Name: Hartford Life Insurance Co Separate Account Attn: UIT Operations | Registration: PO Box 2999 Hartford, CT 06104 | Share Class: R | Shares / Percentage: 258,668 / 11.32%

Shareholder Name: ADP/Access 401(K) Program J.P. Morgan Chase Bank TTEE | Registration: 4 New York Plz Lbby New York, NY 10004 | Share Class: R | Shares / Percentage: 244,299 / 10.69%

Shareholder Name: DCGT As TTEE and CUST FBO Principal Financial Group Qualified FIA Omnibus Attn: NPIO Trade Desk | Registration: 711 High Street Des Moines, IA 50303 | Share Class: R | Shares / Percentage: 127,881 / 5.60%

Fund Name: JDP Value

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market St Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 14,315,364 / 29.92%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market St Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 652,838 / 28.05%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market St Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 1,002,590 / 40.67%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: C | Shares / Percentage: 134,953 / 5.47%

Shareholder Name: PIMS/ Prudential Retirement As Nominee For The TTEE/CUST Prudential Smart Solution IRA | Registration: 280 Trumbull Street Hartford, CT 06103 | Share Class: R | Shares / Percentage: 279,326 / 50.04%

Shareholder Name: DCGT as TTEE / or Cust FBO Principal Financial Group Qualified FIA Omnibus Attn: NPIO Trade Desk | Registration: 711 High Street Des Moines, IA 50303 | Share Class: R | Shares / Percentage: 47,315 / 8.48%

Shareholder Name: DCGT as TTEE / or Cust FBO Principal Financial Group Qualified Prin Advtg Omnibus Attn: NPIO Trade Desk | Registration: 711 High Street Des Moines, IA 50303 | Share Class: R | Shares / Percentage: 37,437 / 6.71%

Shareholder Name: Wachovia Bank FBO Various Retirement Plans | Registration: 1525 West Harris Blvd Charlotte, NC 28288 | Share Class: R | Shares / Percentage: 32,656 / 5.85%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market St Saint Louis, MO 63103 | Share Class: L | Shares / Percentage: 13,806 / 9.61%

Shareholder Name: Northern Trust C/F Thomas M O'Brien R/O IRA | Registration: PO Box 92956 801 S Canel Chicago, IL 60675 | Share Class: L | Shares / Percentage: 9,779 / 6.80%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: Z | Shares / Percentage: 12,232,053 / 61.67%

Shareholder Name: PIMS/ Prudential Retirement As Nominee For The TTEE/CUST Global Imaging Systems | Registration: 3820 Northdale Blvd Tampa, Fl 33624 | Share Class: Z | Shares / Percentage: 1,447,744 / 7.30%

Shareholder Name: UMB Bank, NA C/F Sandra L Weyman IRAR | Registration: 201 Shady Brook Dr Langhorne, PA 19047 | Share Class: X | Shares / Percentage: 3,997 / 5.22%

Fund Name: Blend

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 36103 | Share Class: A | Shares / Percentage: 23,052,257 / 34.27%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 36103 | Share Class: B | Shares / Percentage: 616,617 / 20.42%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 36103 | Share Class: C | Shares / Percentage: 801,203 / 45.96%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: C | Shares / Percentage: 268,028 / 15.38%

Shareholder Name: PIMS/ Prudential Retirement As Nominee For The TTEE/CUST Sheet Metal Workers Local 36 | Registration: 301 South Ewing Ave Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 909,068 / 26.80%

Shareholder Name: PIMS/ Prudential Retirement As Nominee For The TTEE/CUST St Louis County, Missouri Administrative Annex 5th floor | Registration: 41 South Central Ave Clayton, MO 63105 | Share Class: Z | Shares / Percentage: 350,960 / 10.35%

Shareholder Name: Fidelity Invest Institutuional Operations company, Inc (FIIOC) As Agent For Certain Employee Benefits Plan | Registration: 100 Magellan Way # KW1C Covington, KY 41015 | Share Class: Z | Shares / Percentage: 321,630 / 9.48%

Shareholder Name: ING Core Government Markets Trustee: State Street Bank & Trust | Registration: 1 Heritage Drive Quincy, MA 02169 | Share Class: Z | Shares / Percentage: 243,499 / 7.18%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 36103 | Share Class: Z | Shares / Percentage: 240,335 / 7.09%

Shareholder Name: PIMS/ Prudential Retirement As Nominee For The TTEE/CUST Green Bay Packaging Inc. Plan | Registration: 1700 North Webster Ave Green Bay, WI 54302 | Share Class: Z | Shares / Percentage: 238,764 / 7.04%

Fund Name: High Yield

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 56,238,736 / 27.12%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 5,483,962 / 31.38%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Fl Jersey City, NJ 07311 | Share Class: B | Shares / Percentage: 1,143,420 / 6.54%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 7,029,351 / 40.48%

Shareholder Name: Citi Group Markets Inc Attn: Peter Booth | Registration: 333 West 34th Street 7th Floor New York, NY 10001 | Share Class: C | Shares / Percentage: 2,419,895 / 13.93%

Shareholder Name: Merrill, Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: C | Shares / Percentage: 1,362,521 / 7.85%

Shareholder Name: PIMS/Prudential Retirement As Nominee For TTEE/Cust Prudential Smart Solution IRA | Registration: 280 Trubull St Hartford, CT 06103 | Share Class: R | Shares / Percentage: 505,501 / 45.27%

Shareholder Name: ADP/Access 401(K) Program J P Morgan Chase Bank TTEE | Registration: 4 New York Plz Lbby New York, NY 10004 | Share Class: R | Shares / Percentage: 244,537 / 21.90%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: L | Shares / Percentage: 48,418 / 5.79%

Shareholder Name: Ellen De Blois TTEE Chamberlin & Barclay Inc Retirement | Registration: PO Box 41 Cranbury Station Cranbury, NJ 08512 | Share Class: X | Shares / Percentage: 16,651 / 5.99%

Shareholder Name: Prudential Trust Company C/F The Sep IRA Plan Of Robert D Herriott FBO Robert D Herriott | Registration: 1115 6th Ave Rockford, IL 61104 | Share Class: X | Shares / Percentage: 16,084 / 5.78%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 3,595,408 / 21.71%

Shareholder Name: Citi Group Markets Inc Attn: Peter Booth | Registration: 333 West 34th Street 7th Floor New York, NY 10001 | Share Class: Z | Shares / Percentage: 2,360,242 / 14.25%

Shareholder Name: Merrill, Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: Z | Shares / Percentage: 1,575,717 / 9.51%

Fund Name: Natl Muni

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 18,658 / 34.81%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 881,276 / 37.45%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customer s | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 729,709 / 48.48%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: C | Shares / Percentage: 242,139 / 16.09%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 429,756 / 57.17%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: Z | Shares / Percentage: 136,927 / 18.22%

Fund Name: CAT Liquid

Shareholder Name: First Clearing Corp, LLC C/O Wachovia Securities, LLC Attn: Jeff Askew | Registration: 10700 Wheat First Drive Glen Allen, VA 230600 | Share Class: N/A | Shares / Percentage: 2,566,198,022 / 99.88%

Fund Name: Small Company

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis. MO 63103 | Share Class: A | Shares / Percentage: 6,942,832 / 14.93%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: A | Shares / Percentage: 3,090,703 / 6.65%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311 | Share Class: A | Shares / Percentage: 2,327,041 / 5.00%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis. MO 63103 | Share Class: B | Shares / Percentage: 648,070 / 31.06%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: B | Shares / Percentage: 218,938 / 10.49%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: C | Shares / Percentage: 1,586,189 / 24.93%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis. MO 63103 | Share Class: C | Shares / Percentage: 821,062 / 12.90%

Shareholder Name: CitiGroup Global Markets Inc Attn: Peter Booth | Registration: 333 West 34th Street, 7th Floor New York, NY 10001 | Share Class: C | Shares / Percentage: 473,666 / 7.44%

Shareholder Name: American Skandia Investment Services Inc Fund Investment Seeding Account | Registration: One Corporate Drive Shelton, CT 06484 | Share Class: L | Shares / Percentage: 49,585 / 14.37%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis. MO 63103 | Share Class: L | Shares / Percentage: 17,206 / 5.09%

Shareholder Name: PIMS/ Prudential Retirement As Nominee For The TTEE/CUST Prudential SmartSolution IRA | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: R | Shares / Percentage: 306,415 / 20.75%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: R | Shares / Percentage: 281,315 / 19.05%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: Z | Shares / Percentage: 10,827,860 / 27.09%

Shareholder Name: Charles Schwab Co | Registration: 101 Montgomery St San Francisco, CA 94104 | Share Class: Z | Shares / Percentage: 5,769,946 / 14.44%

Shareholder Name: Wachovia Bank FBO Various Retirement Plans | Registration: 1525 West WT Harris Blvd Charlotte, NC 28288 | Share Class: Z | Shares / Percentage: 3,468,282 / 8.68%

Shareholder Name: NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans | Registration: 4 Manhattanville Rd Purchase, NY 10577 | Share Class: Z | Shares / Percentage: 2,906,953 / 7.27%

Shareholder Name: PIMS/ Prudential Retirement As Nominee For The TTEE/CUST Mount Sinai Medical center | Registration: One Gustave L Levy Place Box 1503 New York, NY 10029 | Share Class: Z | Shares / Percentage: 2,159,479 / 5.40%

Fund Name: INDEX Dryden Index

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 1,261,477 / 31.19%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: A | Shares / Percentage: 447,439 / 11.06%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Smart Solution IRA | Registration: 280 Trumbull Street Hartford, CT 06103 | Share Class: A | Shares / Percentage: 275,171 / 6.80%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 210,044 / 46.63%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 732,683 / 74.68%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Prudential Employee Savings | Registration: 30 Scranton Office Park Scranton, PA 18507 | Share Class: I | Shares / Percentage: 6,862,780 / 51.93%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Alameda County Treasurer's Office/ 1st Floor | Registration: 1221 Oak Street Oakland, CA 94612 | Share Class: I | Shares / Percentage: 1,028,490 / 7.78%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Mount Sinai Medical Center | Registration: One Gustave L Levy Place PO Box 1503 New York, NY 10029 | Share Class: I | Shares / Percentage: 730,954 / 5.53%

Shareholder Name: Banco Nacional De Mexico SA Acturio Reberto Medellin No 800 | Registration: Torre Norte Piso 3 Col Santa Fe CP 01210 Mexico DF | Share Class: Z | Shares / Percentage: 1,706,329 / 10.03%

Fund Name: PIP Dryden AA

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 7,118,677 / 27.29%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 359,727 / 23.91%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 254,251 / 21.60%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Prudential Employee Saving | Registration: 30 Scranton Office Park Scranton, PA 18507 | Share Class: Z | Shares / Percentage: 5,836,940 / 59.49%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust City Of Tallahassee MAP Plan | Registration: 300 South Adam Street Box #A-30 Tallahassee, Fl 32301 | Share Class: Z | Shares / Percentage: 940,803 / 9.59%

Shareholder Name: Fidelity Invest Institutional Operations Company, Inc (FIIOC) As Agent For Certain Employee Benefit Plan | Registration: 100 Magellan Way #KW1C Covington, KY 41015 | Share Class: Z | Shares / Percentage: 671,952 / 6.85%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: R | Shares / Percentage: 8,944 / 92.00%

Shareholder Name: Vindo Nigam MD FBO Spectrum Radiology Associates 401(K) Profit Sharing Plan & Trust | Registration: 1150 Youngs Road Suite 111 Williamsville, NY 14221 | Share Class: R | Shares / Percentage: 533 / 5.49%

Fund Name: PIP Growth

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 12,838,283 / 19.50%

Shareholder Name: John Hancock Life Ins Co (USA) RPS SEG Funds & Accounting, ET-7 | Registration: 601 Congress St Boston. MA 02210 | Share Class: A | Shares / Percentage: 8,167,437 / 12.41%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 961,986 / 24.62%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 1,772,930 / 43.65%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: C | Shares / Percentage: 407,455 / 10.03%

Shareholder Name: CitiGroup Global Markets Inc Attn Peter Booth | Registration: 333 West 34th Street 7th Floor New York, NY 10001 | Share Class: C | Shares / Percentage: 277,323 / 6.83%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 239,853 / 5.90%

Shareholder Name: PIMS/Prudential Retirement As Nominee For The TTEE/Cust Prudential Employee Savings | Registration: 30 Scranton Office Park Scranton, PA 18507 | Share Class: Z | Shares / Percentage: 18,706,810 / 42.10%

Shareholder Name: T Rowe Price Retirement Plan Service Inc 401(k) Plan FBO Rite Aid 401(k) | Registration: 200 Newberry Commons Etters, PA 17319 | Share Class: Z | Shares / Percentage: 3,691,639 / 8.31%

Shareholder Name: Fidelity Invest Institutional Operations Company, Inc (FIIOC) As Agent For Certain Employee Benefit Plan | Registration: 100 Magellan Way #KW1C Covington, KY 41015 | Share Class: Z | Shares / Percentage: 3,023,144 / 6.80%

Shareholder Name: PIMS/Prudential Retirement As Nominee For The ttee Cust Pl 006 Prudential Smartsolution IRA | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: R | Shares / Percentage: 270,307 / 54.68%

Shareholder Name: Frontier Trust Company FBO Oconomowoc Residential Program Inc | Registration: P.O. Box 10758 Fargo, ND 58106 | Share Class: R | Shares / Percentage: 100,426 / 20.32%

Shareholder Name: Frontier Trust Company FBO M&R Strategic Services Inc/Malki | Registration: P.O. Box 10758 Fargo, ND 58106 | Share Class: R | Shares / Percentage: 29,573 / 5.98%

Shareholder Name: MG Trust Company FBO McDermott & Miller, P.C. 401(K) | Registration: 700 17th Street Suite 300 Denver, CO 80202 | Share Class: R | Shares / Percentage: 28,582 / 5.78%

Fund Name: PIP Growth AA

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 980,760 / 37.19%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 1,875,371 / 64.30%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 362,276 / 47.56%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: C | Shares / Percentage: 84,599 / 11.11%

Shareholder Name: Prudential Investment Fund Management LLC Attn: Robert McHugh | Registration: Gateway Center #3 10th Floor Newark, NJ 07102 | Share Class: R | Shares / Percentage: 188 / 100.00%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 15,821 / 49.79%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: Z | Shares / Percentage: 7,262 / 22.86%

Fund Name: PIP Equity Oppty

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 7,199,156 / 39.08%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 985,762 / 51.59%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 1,510,230 / 61.33%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 704,496 / 16.54%

Shareholder Name: Jennison Dryden Moderate Allocation Fund Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Floor Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 537,236 / 12.61%

Shareholder Name: Fidelity Invest Institutional Operations Company, Inc (FIIOC) As Agent For Certain Employee Benefit Plan | Registration: 100 Magellan Way #KW1C Covington, KY 41015 | Share Class: Z | Shares / Percentage: 534,830 / 12.56%

Shareholder Name: PIMS/Prudential Retirement As Nominee For The TTEE/Cust Jennison Associates | Registration: 466 Lexington Ave, 18th Floor New York, NY 10017 | Share Class: Z | Shares / Percentage: 419,445 / 9.85%

Shareholder Name: PIMS/Prudential Retirement As Nominee For The TTEE/Cust Mount Sinai Mediacl Center | Registration: One Gustave l Levy Place Box 1503 New York, NY 10029 | Share Class: Z | Shares / Percentage: 379,247 / 8.90%

Shareholder Name: Jennison Dryden Growth Allocation Fund Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Floor Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 288,970 / 6.78%

Shareholder Name: Prudential Investment Fund Management LLC Attn: Robert McHugh | Registration: 100 Mulberry St 14th Floor Newark, NJ 07102 | Share Class: R | Shares / Percentage: 251 / 45.69%

Shareholder Name: Morgan Stanley & Co Harborside Financial Center | Registration: Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: R | Shares / Percentage: 170 / 30.93%

Shareholder Name: Merrill Lynch, Pierce, Fenner and Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr East Jacksonville, Fl 32246 | Share Class: R | Shares / Percentage: 97 / 17.66%

Fund Name: PIP Conservative AA

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 1,455,873 / 40.77%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: A | Shares / Percentage: 451,250 / 12.64%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 3,245,906 / 81.35%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 649,794 / 44.62%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: C | Shares / Percentage: 343,637 / 23.60%

Shareholder Name: Counsel Trust DBA MATC FBO James Caskey, MD 401(K) Plan | Registration: 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222 | Share Class: R | Shares / Percentage: 1,102 / 82.65%

Shareholder Name: Prudential Investment Fund Management LLC Attn: Robert McHugh | Registration: Gateway Center #3 10th Floor Newark, NJ 07102 | Share Class: R | Shares / Percentage: 231 / 17.35%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 61,236 / 72.26%

Shareholder Name: Linda A Baroody Family Trust Linda B Baroody & James Baroody TTEES | Registration: 61 Shire Oaks Drive Pittsford, NY 14534 | Share Class: Z | Shares / Percentage: 17,656 / 20.83%

Fund Name: PIP Growth

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 12,838,283 / 19.50%

Shareholder Name: John Hancock Life Ins Co (USA) RPS SEG Funds & Accounting, ET-7 | Registration: 601 Congress St Boston. MA 02210 | Share Class: A | Shares / Percentage: 8,167,437 / 12.41%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 961,986 / 24.62%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 1,772,930 / 43.65%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: C | Shares / Percentage: 407,455 / 10.03%

Shareholder Name: CitiGroup Global Markets Inc Attn Peter Booth | Registration: 333 West 34th Street 7th Floor New York, NY 10001 | Share Class: C | Shares / Percentage: 277,323 / 6.83%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 239,853 / 5.90%

Shareholder Name: PIMS/Prudential Retirement As Nominee For The TTEE/Cust Prudential Employee Savings | Registration: 30 Scranton Office Park Scranton, PA 18507 | Share Class: Z | Shares / Percentage: 18,706,810 / 42.10%

Shareholder Name: T Rowe Price Retirement Plan Service Inc 401(k) Plan FBO Rite Aid 401(k) | Registration: 200 Newberry Commons Etters, PA 17319 | Share Class: Z | Shares / Percentage: 3,691,639 / 8.31%

Shareholder Name: Fidelity Invest Institutional Operations Company, Inc (FIIOC) As Agent For Certain Employee Benefit Plan | Registration: 100 Magellan Way #KW1C Covington, KY 41015 | Share Class: Z | Shares / Percentage: 3,023,144 / 6.80%

Shareholder Name: PIMS/Prudential Retirement As Nominee For The ttee Cust Pl 006 Prudential Smartsolution IRA | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: R | Shares / Percentage: 270,307 / 54.68%

Shareholder Name: Frontier Trust Company FBO Oconomowoc Residential Program Inc | Registration: P.O. Box 10758 Fargo, ND 58106 | Share Class: R | Shares / Percentage: 100,426 / 20.32%

Shareholder Name: Frontier Trust Company FBO M&R Strategic Services Inc/Malki | Registration: P.O. Box 10758 Fargo, ND 58106 | Share Class: R | Shares / Percentage: 29,573 / 5.98%

Shareholder Name: MG Trust Company FBO McDermott & Miller, P.C. 401(K) | Registration: 700 17th Street Suite 300 Denver, CO 80202 | Share Class: R | Shares / Percentage: 28,582 / 5.78%

Fund Name: SPMF Mid Cap Value

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 1,526,335 / 25.71%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 110,821 / 26.95%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 938,404 / 33.07%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: L | Shares / Percentage: 69,784 / 6.50%

Shareholder Name: Jennison Dryden Moderate Allocation Fund Attn: Ted Lockwood / Stacie Mintz | Registration: Gateway Center # 2, 4th Floor Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 561,411 / 36.79%

Shareholder Name: Jennison Dryden Growth Allocation Fund Attn: Ted Lockwood / Stacie Mintz | Registration: Gateway Center # 2, 4th Floor Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 419,122 / 27.47%

Shareholder Name: Jennison Dryden Conservative Allocation Fund Attn: Ted Lockwood / Stacie Mintz | Registration: Gateway Center # 2, 4th Floor Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 252,919 / 16.57%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 236,905 / 15.53%

Fund Name: SPMF Equity Income

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 681,070 / 8.87%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 46,235 / 10.06%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 250,807 / 8.99%

Shareholder Name: Raymond James & Assoc Inc FBO Jackson County Schneck Momorial Hospital C/O Warren Forgey | Registration: 411 W Tipton St Seymour, IN 47274 | Share Class: C | Shares / Percentage: 143,471 / 5.15%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: L | Shares / Percentage: 81,324 / 5.14%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 16,878 / 64.06%

Shareholder Name: RBC Capital Markets Corp FBO Regina M Kieke | Registration: 878 W Rockhill Point Cove Salt Lake City, UT 84123 | Share Class: Z | Shares / Percentage: 63,612 / 20.55%

Shareholder Name: First Clearing, LLC | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 1,779 / 6.75%

Fund Name: PWF Intl Value

Shareholder Name: Special Custody Account For The Exclusive Benefit f Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 1,176,584 / 47.32%

Shareholder Name: Special Custody Account For The Exclusive Benefit f Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 75,089 / 38.00%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: B | Shares / Percentage: 11,136 / 5.64%

Shareholder Name: Special Custody Account For The Exclusive Benefit f Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 238,122 / 59.06%

Shareholder Name: Prudential Bank And Trust TTEE FBO New York Metro Transit Auth C/O Andrew F Levesque | Registration: 280 Trumbull St One Commercial Plaza Hartford CT 06103 | Share Class: Z | Shares / Percentage: 4,712,194 / 63.51%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust City Of Tallahassee Map Plan | Registration: 300 South Adams Street Box A-30 Tallahassee, FL 32301 | Share Class: Z | Shares / Percentage: 1,153,791 / 15.55%

Fund Name: PWF Intl Equity

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 14,913,753 / 31.42%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 509,567 / 29.35%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 1,261,319 / 24.01%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: F | Shares / Percentage: 204,509 / 24.30%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Prudential Employee Savings | Registration: 30 Scranton Office Park Scranton, PA 18507 | Share Class: Z | Shares / Percentage: 31,960,104 / 78.57%

Shareholder Name: Jennison Dryden Moderate Allocation Fund Attn: Ted Lockwood / Stacie Mintz | Registration: Gateway Center # 2, 4th Floor Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 2,968,390 / 7.30%

Shareholder Name: Jennison Dryden Growth Allocation Fund Attn: Ted Lockwood / Stacie Mintz | Registration: Gateway Center # 2, 4th Floor Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 2,426,053 / 5.96%

Fund Name: TXM Large Cap Core

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 2,885,238 / 45.00%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 226,419 / 35.22%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 1,353,215 / 52.76%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: L | Shares / Percentage: 51,170 / 10.45%

Fund Name: Small Cap Core

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 1,539,180 / 41.04%

Shareholder Name: Morgan Stanley & Co Harborside Financial Center | Registration: Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: A | Shares / Percentage: 283,968 / 7.57%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 182,567 / 57.20%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 275,549 / 27.35%

Shareholder Name: Merrill Lynch, Pierce, Fenner and Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr East Jacksonville, Fl 32246 | Share Class: C | Shares / Percentage: 92,095 / 9.14%

Shareholder Name: Merrill Lynch, Pierce, Fenner and Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr East Jacksonville, Fl 32246 | Share Class: Z | Shares / Percentage: 845,130 / 17.07%

Shareholder Name: Jennison Dryden Moderate Allocation Fund Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Floor Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 541,801 / 10.95%

Shareholder Name: Jennison Dryden Growth Allocation Fund Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Floor Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 483,047 / 9.76%

Shareholder Name: Vallee & Co FBO NC C/O M&I Trust CO NA Attn: MF | Registration: 11270 W Park Place Suite 400 Milwaukee, WI 53224 | Share Class: Z | Shares / Percentage: 272,356 / 5.50%

Shareholder Name: Jennison Dryden Conservative Allocation Fund Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Floor Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 269,825 / 5.45%

Shareholder Name: Frontier Trust Company FBO Dearborn Mid West Conveyor Co 401K | Registration: PO Box 10758 Fargo, ND 58106 | Share Class: R | Shares / Percentage: 20,374 / 94.43%

Fund Name: Total Return Bond

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 5,072,897 / 22.60%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 1,206,594 / 40.62%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 1,203,825 / 28.72%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: C | Shares / Percentage: 316,140 / 7.54%

Shareholder Name: Prudential Investments Fund Management LLC Attn: Robert McHugh | Registration: 100 Mulberry St 14th Fl Newark, NJ 07102 | Share Class: R | Shares / Percentage: 85 / 100%

Shareholder Name: Prudential Trust Company C/F The Rollover IRA OF Adam W Leighton | Registration: 9 Laurel Dr Simsbury, CT 06070 | Share Class: X | Shares / Percentage: 36,785 / 8.23%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 1,695,104 / 33.89%

Shareholder Name: Jennison Dryden Conservative Allocation Fund Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Floor Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 1,043,323 / 20.86%

Shareholder Name: Jennison Dryden Moderate Allocation Fund Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Floor Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 887,110 / 17.74%

Shareholder Name: Jennison Dryden Growth Allocation Fund Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Floor Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 453,493 / 9.07%

Fund Name: Global Total

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 4,880,957 / 29.47%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 125,048 /28.26%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: B | Shares / Percentage: 61,088 / 13.81%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 185,898 / 30.08%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: C | Shares / Percentage: 49,473 / 8.00%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 163,136 / 25.82%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: Z | Shares / Percentage: 61,238 / 9.69%

Shareholder Name: CitiGroup Global Markets Inc Attn: Peter Booth | Registration: 333 West 34th Street 7th Floor New York, NY 10001 | Share Class: Z | Shares / Percentage: 40,644 / 6.43%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/CUST Uchicago Argonne, LLC | Registration: 2040 Ogden Ave Suite 313 Aurora, IL 60504 | Share Class: Z | Shares / Percentage: 32,366 / 5.12%

Fund Name: TPT US Govt Money Market

Shareholder Name: Prudential Investment FBO Mutual Fund Clients Attn PruChoice Unit | Registration: 100 Mulberry St Newark, NJ 07102 | Cusip / Class: 875921603 | Shares / Percentage: 56,633,753 / 96.68%

Fund Name: TPT Mortgage-Backed

Shareholder Name: Prudential Investment FBO Mutual Fund Clients Attn PruChoice Unit | Registration: 100 Mulberry St Newark, NJ 07102 | Cusip / Class: 875921702 | Shares / Percentage: 3,843,352 / 95.04%

Fund Name: TPT Intermediate-Term Bond

Shareholder Name: Prudential Investment FBO Mutual Fund Clients Attn PruChoice Unit | Registration: 100 Mulberry St Newark, NJ 07102 | Cusip / Class: 875921801 | Shares / Percentage: 19,842,003 / 82.16%

Fund Name: TPT Total Return Bond

Shareholder Name: Prudential Investment FBO Mutual Fund Clients Attn PruChoice Unit | Registration: 100 Mulberry St Newark, NJ 07102 | Cusip / Class: 875921884 | Shares / Percentage: 19,317,721 / 92.65%

Shareholder Name: PIMS/Prudential Retirement As Nominee For The TTEE/CUST Prudential SmartSolution IRA | Registration: 280 Trumbull Street Hartford, CT 06103 | Cusip / Class: 875921819 / R | Shares / Percentage: 7,202,502 / 99.99%

Fund Name: TPT Large-Cap Value

Shareholder Name: Prudential Investment FBO Mutual Fund Clients Attn PruChoice Unit | Registration: 100 Mulberry St Newark, NJ 07102 | Cusip / Class: 875921108 | Shares / Percentage: 13,463,721 / 95.54%

Shareholder Name: PIMS/Prudential Retirement As Nominee For The TTEE/CUST Prudential SmartSolution IRA | Registration: 280 Trumbull Street Hartford, CT 06103 | Cusip / Class: 875921850 / R | Shares / Percentage: 8,519,797 / 99.99%

Fund Name: TPT Large-Cap Growth

Shareholder Name: Prudential Investment FBO Mutual Fund Clients Attn PruChoice Unit | Registration: 100 Mulberry St Newark, NJ 07102 | Cusip / Class: 875921207 | Shares / Percentage: 10,506,176 / 95.71%

Shareholder Name: PIMS/Prudential Retirement As Nominee For The TTEE/CUST Prudential SmartSolution IRA | Registration: 280 Trumbull Street Hartford, CT 06103 | Cusip / Class: 875921868 / R | Shares / Percentage: 6,798,641 / 99.99%

Fund Name: TPT Small-Cap Value

Shareholder Name: Prudential Investment FBO Mutual Fund Clients Attn PruChoice Unit | Registration: 100 Mulberry St Newark, NJ 07102 | Cusip / Class: 875921306 | Shares / Percentage: 6,968,323 / 19.64%

Shareholder Name: NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans | Registration: 4 Manhattanville Rd Purchase, NY 10577 | Cusip / Class: 875921306 | Shares / Percentage: 6,826,055 / 19.24%

Shareholder Name: Fidelity Invest Institutional Operations Company, Inc (FIIOC) As Agent For Certain Employee Benefit Plan | Registration: 100 Magellan Way # KW1C Convington, KY 41015 | Cusip / Class: 875921306 | Shares / Percentage: 5,484,295 / 15.45%

Shareholder Name: Wells Fargo Bank, NA Custodian FBO City & Cnty Of San Fran DCP C/O Fascore, LLC | Registration: 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111 | Cusip / Class: 875921306 | Shares / Percentage: 3,044,755 / 8.58%

Shareholder Name: Mori & Co | Registration: 911 Main Street, Ste 201 Kansas City, MO 64105 | Cusip / Class: 875921306 | Shares / Percentage: 2,444,803 / 6.89%

Shareholder Name: PIMS/Prudential Retirement As Nominee For The TTEE/CUST Prudential SmartSolution IRA | Registration: 280 Trumbull Street Hartford, CT 06103 | Cusip / Class: 875921843 / R | Shares / Percentage: 2,295,561 / 98.35%

Fund Name: TPT Small-Cap Growth

Shareholder Name: Prudential Investment FBO Mutual Fund Clients Attn PruChoice Unit | Registration: 100 Mulberry St Newark, NJ 07102 | Cusip / Class: 875921405 | Shares / Percentage: 6,269,822 / 96.21%

Shareholder Name: PIMS/Prudential Retirement As Nominee For The TTEE/CUST Prudential SmartSolution IRA | Registration: 280 Trumbull Street Hartford, CT 06103 | Cusip / Class: 875921835 / R | Shares / Percentage: 3,836,478 / 99.99%

Fund Name: TPT Intl Equity

Shareholder Name: Prudential Investment FBO Mutual Fund Clients Attn PruChoice Unit | Registration: 100 Mulberry St Newark, NJ 07102 | Cusip / Class: 875921504 | Shares / Percentage: 10,112,684 / 93.73%

Shareholder Name: PIMS/Prudential Retirement As Nominee For The TTEE/CUST Prudential SmartSolution IRA | Registration: 280 Trumbull Street Hartford, CT 06103 | Cusip / Class: 875921827 / R | Shares / Percentage: 5,655,359 / 99.99%

Fund Name: TPT Intl Bond

Shareholder Name: Prudential Investment FBO Mutual Fund Clients Attn PruChoice Unit | Registration: 100 Mulberry St Newark, NJ 07102 | Cusip / Class: 875921876 | Shares / Percentage: 3,133,009 / 97.23%

Fund Name: SECTOR Utility

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 64,921,901 / 23.77%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 3,348,826 / 27.23%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: B | Shares / Percentage: 703,189 / 5.72%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 4,104,842 / 35.03%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: C | Shares / Percentage: 2,076,084 / 17.72%

Shareholder Name: CitiGroup Global Markets Inc Attn: Peter Booth | Registration: 333 West 34th Street, 7th Floor New York, NY 10001 | Share Class: C | Shares / Percentage: 632,934 / 5.40%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 4,014,144 / 42.19%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: Z | Shares / Percentage: 985,482 / 10.36%

Shareholder Name: NFS LLC FEBO The Northern Trust Company | Registration: PO Box 92956 Chicago, IL 60675 | Share Class: Z | Shares / Percentage: 505,755 / 5.32%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Prudential SmartSolution IRA | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: R | Shares / Percentage: 294,681 / 76.68%

Shareholder Name: ADP/ACCESS 401K Program J P Morgan Chase Bank TTEE | Registration: 4 New York Plz Lbby New York, NY 10004 | Share Class: R | Shares / Percentage: 28,728 / 7.48%

Fund Name: SECTOR Health Sciences

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 5,267,631 / 34.68%

Shareholder Name: Charles Schwab Co | Registration: 101 Montgomery St San Francisco, CA 94104 | Share Class: A | Shares / Percentage: 1,281,576 / 8.44%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 749,840 / 30.85%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: B | Shares / Percentage: 311,476 / 12.81%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 2,148,491 / 46.51%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: C | Shares / Percentage: 798,115 / 17.28%

Shareholder Name: CitiGroup Global Markets Inc Attn: Peter Booth | Registration: 333 West 34th Street, 7th Floor New York, NY 10001 | Share Class: C | Shares / Percentage: 253,931 / 5.50%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: Z | Shares / Percentage: 2,009,582 / 38.24%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 1,653,440 / 31.46%

Shareholder Name: Hudson International Group Edward Habina TTEE FBO Edward J Habina | Registration: 965 Meadow Creek Road Chester Springs, PA 19425 | Share Class: L | Shares / Percentage: 4,258 / 7.37%

Shareholder Name: First Clearing, LLC Dan Goldstein (IRA) FCC As Custodian | Registration: 50 Crystal Court Bel Air, MD 21014 | Share Class: M | Shares / Percentage: 4,576 / 5.69%

Fund Name: SECTOR Financial Services

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 2,679,319 / 31.09%

Shareholder Name: Charles Schwab Co | Registration: 101 Montgomery St San Francisco, CA 941044 | Share Class: A | Shares / Percentage: 905,727 / 10.51%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 410,951 / 44.80%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 935,496 / 38.92%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: C | Shares / Percentage: 201,240 / 8.37%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 120,762 / 5.02%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 702,078 / 48.54%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: Z | Shares / Percentage: 245,582 / 16.98%

Shareholder Name: CitiGroup Global Markets Inc Attn: Peter Booth | Registration: 333 West 34th Street, 7th Floor New York, NY 10001 | Share Class: Z | Shares / Percentage: 93,950 / 6.50%

Fund Name: STB Corporate Bond

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311 | Share Class: A | Shares / Percentage: 37,915,872 / 38.58%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 8,539,161 / 8.69%

Shareholder Name: Charles Schwab Co | Registration: 101 Montgomery St San Francisco, CA 94104 | Share Class: A | Shares / Percentage: 5,680,884 / 5.78%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 1,145,671 / 63.81%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: C | Shares / Percentage: 17,617,899 / 25.92%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 13,744,099 / 20.22%

Shareholder Name: CitiGroup Global Markets Inc Attn: Peter Booth | Registration: 333 West 34th Street 7th Floor New York, NY 10001 | Share Class: C | Shares / Percentage: 12,125,416 / 17.84%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 9,928,599 / 14.61%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: Z | Shares / Percentage: 17,855,809 / 30.61%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 12,735,829 / 21.84%

Shareholder Name: CitiGroup Global Markets Inc Attn: Peter Booth | Registration: 333 West 34th Street 7th Floor New York, NY 10001 | Share Class: Z | 8,109,570 / 13.90%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484 | Share Class: R | Shares / Percentage: 108,237 / 17.96%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311 | Share Class: R | Shares / Percentage: 88,836 / 14.74%

Shareholder Name: UBS Financial Services Inc FBO Rockford Manfacturing 401K SVGS Plan Ernest Koella TTEE | Registration: 3901 Little River Road Rockford, TN 37853 | Share Class: R | Shares / Percentage: 72,489 / 12.03%

Shareholder Name: ADP/Access 401(K) Program J P Morgan chase Bank TTEE | Registration: 4 New York Plz Lbby New York, NY 10004 | Share Class: R | Shares / Percentage: 67,967 / 11.28%

Shareholder Name: David G Rainis FBO Landice Inc 401(K) Profit Sharing Plan & Trust | Registration: 111 Canfield Ave Randolph Township, NJ 07869 | Share Class: R | Shares / Percentage: 60,080 / 9.97%

Shareholder Name: Frontier Trust Company FBO Jack H. Olender and Associates | Registration: PO Box 10758 Fargo, ND 58106 | Share Class: R | Shares / Percentage: 41,348 / 6.86%

Shareholder Name: Frontier Trust Company FBO Chembulk Management Deferred Comp | Registration: PO Box 10758 Fargo, ND 58106 | Share Class: R | Shares / Percentage: 34,624 / 5.75%

Exhibit C

OFFICER INFORMATION

Kathryn L. Quirk* (56) | Chief Legal Officer | Since 2005

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs* (51) | Secretary | Since 2005(a)

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain* (51) | Assistant Secretary | Since 2005

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo* (35) | Assistant Secretary | Since 2005

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

John P. Schwartz* (38) | Assistant Secretary | Since 2006

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).

Andrew R. French* (46) | Assistant Secretary | Since 2006

Principal Occupation(s) During Past 5 Years: Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Grace C. Torres* (50) | Treasurer and Principal Financial & Accounting Officer | Since 1996

Principal Occupation(s) During Past 5 Years: Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam* (46) | Assistant Treasurer | Since 2006

Principal Occupation(s) During Past 5 Years: Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella* (51) | Assistant Treasurer | Since 2007

Principal Occupation(s) During Past 5 Years: Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Timothy J. Knierim* (50) | Chief Compliance Officer | Since 2007

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson* (51) | Deputy Chief Compliance Officer | Since 2007

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson* (47) | Deputy Chief Compliance Officer | Since 2008

Principal Occupation(s) During Past 5 Years: Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Noreen M. Fierro* (45) | Anti-Money Laundering Compliance Officer | Since 2006

Principal Occupation(s) During Past 5 Years: Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

*  The address for each officer is c/o Prudential Investments LLC, 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

(a)  Ms. Docs has served as Secretary since 2005 for all of the Prudential retail mutual funds, with the following exceptions: CAL since 1998; GTR since 2003;

GIF since 1996; Dryden Government Securities Trust since 1996; High Yield since 1996; MBF since 1996; Natl Muni since 1996; STB since 1996; TRB since 1996; JDOF since 2004; PIP since 2004; SPSS since 2004; SPMF since 2003; TPT since 2004; TAA since 2004.

Exhibit D

AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE

CHARTER

I.  Qualifications for Membership on the Audit Committee

The Audit Committee of each Fund shall consist of a minimum of three Directors of the Fund, appointed by the Board of Directors of the Fund:

(a)  no member shall be an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (1940 Act) and each member shall meet any applicable independence requirements of any national securities exchange or market quotation system on which Fund shares are or become listed or quoted;

(b)  no member shall accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than in his or her capacity as a member of the Board of Directors or any committee thereof);

(c)  at the time of his or her appointment to the Audit Committee, each member shall be financially literate as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(d)  at least one member must have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

The Board of Directors shall determine annually (i) if simultaneous service on the audit committees of more than three public companies by a member of the Audit Committee would not impair the ability of such member to effectively serve on the Audit Committee and (ii) whether any member of the Audit Committee is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.

II.  Purposes of the Audit Committee

The purposes of the Audit Committee are:

(a)  to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting;

(b)  to oversee the integrity of the Fund's financial statements and the independent audit thereof;

(c)  to oversee, or as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

(d)  to approve the engagement of the Fund's independent registered public accounting firm ("independent accountants") and, in connection therewith and on an ongoing basis, to review and evaluate the qualifications, independence and performance of the Fund's independent accountants;

(e)  [Closed-end Funds only] to prepare an Audit Committee report as required by rules promulgated by the Securities and Exchange Commission to be included in the company annual proxy statement; and

(f)  to act as a liaison between the Fund's independent accountants and the full Board.

III.  Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent accountants' responsibility to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) preparation, presentation and integrity of the Fund's financial statements; (2) maintenance of appropriate accounting and financial reporting principles and policies; (3) maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations; and (4) maintenance of procedures for the reporting to the Audit Committee of material findings by the internal audit department of Prudential Financial, Inc. relating to the operations of the Fund and/or its advisers or service providers. The independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and terms of their engagement letter. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the shareholders. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to retain and terminate the Fund's independent accountants (subject, if applicable, to shareholder ratification). Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the independent accountants.

The review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent accountants for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund or management and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the responsibility of the Committee or its members to conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct "field work" or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person's professional or expert competence; (3) a Board committee of which the Director is not a member; and (4) representations made by management as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Fund. "Management" means the Fund's investment adviser or administrator, acting through its officers and employees, not the Fund's officers as such.

IV.  Duties and Powers of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)  to select or retain independent accountants to annually audit and provide their opinion on the Fund's financial statements, and recommend to those Board members who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) to ratify the selection or retention;

(b)  to terminate, as appropriate, the independent accountants;

(c)  to monitor the independence and capabilities of the independent accountants;

(d)  to review and approve the independent accountants' compensation and the proposed terms of their engagement, including the fees proposed to be charged to the Fund by the independent accountants for each audit and non-audit service;

(e)  to approve prior to appointment, the engagement of the independent accountant or any other independent accounting firms to provide other audit services to the Fund or to provide permissible non-audit services to the Fund, its investment adviser (which throughout this Charter includes the Fund's subadviser(s), if any), administrator or any entity controlling, controlled by, or under common control with the investment adviser or the administrator (adviser/administrator affiliate) that provides ongoing services to the Fund, if the engagement relates directly to the operations or financial reporting of the Fund and as otherwise required by law;

(f)  to discuss with management the independent accountants' proposals for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and to consider periodically whether to rotate the audit firm itself;

(g)  to establish, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund's independent accountants to provide any of the services described in the paragraph immediately above;

(h)  to consider the controls applied by the independent accountants and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

(i)  to consider whether the non-audit services provided by the Fund's independent accountants to the Fund, the Fund's investment adviser, administrator or any adviser/administrator affiliate that provides ongoing services to the Fund, are compatible with maintaining the independent accountants' independence;

(j)  to recommend to the Board of Directors the appointment of the Fund's principal accounting officer and principal financial officer;

(k)  to review the arrangements for and scope of the annual audit and any special audits;

(l)  to oversee the work of the Fund's independent accountants by reviewing, with the independent accountants, (i) the arrangements for, the scope of, and the results of, the audit of annual financial statements; and (ii) the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

(m)  to review and discuss the Fund's annual audited financial statements, and, to the extent required by applicable law or regulations, the Fund's semi-annual financial statements, with Fund management and the Fund's independent accountants, including reviewing the Fund's specific disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and to review the independent accountants' opinion on the Fund's financial statements;

(n)  to review, as appropriate and in consultation with management of the Fund and/or the independent accountants, reports or other communications submitted by the independent accountants, whether voluntary or mandated by law, including those relating to Fund accounting and financial reporting policies, procedures and internal controls over financial reporting (including the Fund's critical accounting policies and practices), any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent accountants, any material problems or difficulties in conducting the audit or reaching an unqualified opinion on the financial statements, any significant disagreements with management and, to the extent the Audit Committee deems necessary or appropriate, any matters to promote improvements in the quality of the Fund's accounting and financial reporting, as well as any management responses to comments relating to those policies, procedures, controls and other issues;

(o)  to review with the Fund's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees or employees of the investment adviser who have a significant role in the Fund's internal control over financial reporting;

(p)  to consider, in consultation with the independent accountants and management, the adequacy of the Fund's accounting and financial reporting policies and practices, their internal controls and procedures for financial reporting and the Fund's policies with respect to risk assessment and risk management;

(q)  to establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Fund and by employees of the Fund's investment adviser, administrator, principal underwriter, and any other provider of accounting related services for the Fund of concerns about accounting or auditing matters;

(r)  to address reports from attorneys (in accordance with any attorney conduct procedures adopted by the Fund or its investment adviser from time to time) or independent accountants of possible violations of federal or state law or fiduciary duty;

(s)  to review, periodically, reports to the Audit Committee regarding findings by the internal audit department of Prudential Financial, Inc. relating to the operations of the Fund and/or its advisers or service providers;

(t)  to investigate, or initiate an investigation, when the Committee deems it necessary, of reports of potential improprieties or improprieties in connection with the Fund's accounting or financial reporting Fund operations;

(u)  to meet periodically with management of the Fund (outside the presence of the independent accountants) and with the independent accountants of the Fund (outside the presence of Fund management) to discuss any issues relating to the Fund's audited financial statements or otherwise arising from the Committee's functions;

(v)  to resolve disagreements between management and the independent accountants regarding financial reporting or in Fund operations;

(w)  [Closed-end Funds only] to discuss, as appropriate, the Fund's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, if any;

(x)  at least annually, to obtain and review a report by the Fund's independent accountants describing: (i) such independent accountants' internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such independent accountants, and any steps taken to deal with any such issues; and (iii) to assess the independence of the Fund's independent accountants, all relationships between the Fund's independent accountants and the Fund, the Fund's investment adviser, administrator and affiliates thereof;

(y)  to establish hiring policies and procedures for the Fund, its investment adviser or administrator relating to the hiring of employees or former employees of the Fund's independent accountants;

(z)  [Closed-end Funds only] to provide assistance to the Fund, if appropriate, in preparing any written affirmation or written certification required to be filed with any market quotation system or stock exchange on which Fund shares are or become quoted or listed;

(aa)  to report the Committee's activities and conclusions on a regular basis to the Board of Directors and to make such recommendations as the Committee deems necessary or appropriate;

(bb)  to annually review the adequacy of, and, as appropriate, implement changes to, its Charter;

(cc)  to evaluate annually the performance of the Audit Committee; and

(dd)  to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

To the extent permitted by a Fund's Articles of Incorporation/Declaration of Trust and bylaws, the Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members in accordance with pre-approval policies and procedures developed by the Committee. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting. Pre-approval of the audit required by the Securities and Exchange Act of 1934 may not be delegated.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Fund's independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund, the authority to retain and compensate independent counsel and other advisers as the Committee deems necessary, and the appropriate resources, as the Committee deems necessary, to pay for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

V.  Meetings of the Audit Committee

The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management and the Fund's independent accountants. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund's investment adviser or administrator and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund's accounting and compliance as well as other Fund-related matters.

Exhibit E

BOARD & COMMITTEE MEETINGS1

HELD DURING LAST FISCAL YEAR

Company	Board Meetings	Audit Committee Meetings	Nominating & Governance Committee Meetings	Investment Committee Meetings
20/20	8	4	5	3
CORE	8	4	5	3
Govt Income	8	4	5	3
OPPTY	8	4	5	3
PILP	8	4	5	3
Real Estate	8	4	5	3
MBF	8	4	5	3
Natural Resources	7	4	4	3
SPSS	9	4	3	3
TAA	9	4	4	3
CAL	9	4	4	3
Mid-Cap	9	4	4	3
JDP Value	9	4	4	3
Blend	9	4	4	3
High Yield	10	4	4	3
CAT	9	4	3	3
Small Company	9	4	3	3
INDEX	9	4	3	3
PIP	9	4	3	3
SPMF	7	4	4	3
PWF	7	4	4	3
TXM	7	4	4	3
Small-Cap Core	7	4	4	3
Total Return Bond	7	4	4	3
Global Total Return	7	4	4	3
TPT	7	4	4	3
SECTOR	6	3	4	3
STB	6	4	4	4

1  During the most recent fiscal year for each Company, no incumbent Director attended fewer than 75 percent of the total number of Board and Committee meetings held during the fiscal year.

E-1

Exhibit F

NOMINATING & GOVERNANCE COMMITTEE CHARTER

PRUDENTIAL RETAIL CLUSTER

NOMINATING AND GOVERNANCE COMMITTEE

CHARTER

The responsibilities of the Nominating and Governance Committee of each Fund include:

•  Recommending to the Board of Directors of the Fund the slate of nominees for Independent Directors to be elected (including any Directors to be elected to fill vacancies). The Committee will evaluate candidates' qualifications for Board membership and their independence from management and principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940 and the Rules, Regulations and Forms under the Act. The Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers.

•  Interviewing (which will be done by the Committee Chair and at least one other member of the Committee) any candidates (Independent and Interested) whom the Committee anticipates recommending to the Board of Directors for service on the Board. The Committee will not consider any candidate for an Independent Director who (1) has served as an officer or director of the Fund's manager, investment adviser, principal underwriter or any affiliate thereof during the preceding five years, or (2) is a close family member of an employee, officer or interested Director of any Fund or its affiliates.

•  Reviewing the independence of Independent Directors then serving on the Fund Board. An otherwise Independent Director who served as an officer or director of the Fund's manager, investment adviser, principal underwriter or any affiliate thereof will not be deemed independent, unless five years have elapsed since he or she severed all such affiliations. No close family member of an employee, officer or interested Director of any Fund or its affiliates will be deemed independent. No person who receives, or who in the preceding five years has received, any consulting, advisory or similar fee from Prudential Investments or any affiliate thereof, will be deemed independent.

•  Recommending, as appropriate, to the Board the Independent Directors to be selected for membership on the various Board Committees.

•  Reviewing the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

•  Reporting annually to the Board on whether the Audit Committee has at least one Audit Committee Financial Expert.

•  Assisting the Board Chair with the development of Board meeting agendas.

•  Reviewing each Director's beneficial investment in Fund shares. The Committee will encourage each Director to maintain, either directly, beneficially or through the deferred compensation plan, investments in the one or more Funds in the cluster that are equal to the aggregate fees for one year that he or she receives for Board-related service to the Funds. Under ordinary circumstances, new Independent Directors will have two years to comply with this policy.

•  Being available to assist the Board of Directors in evaluating the quality of Director participation on the Board, which may be measured, in part, by factors such as attendance and contributions at Board meetings and by a review of responses to the annual Board Assessment Questionnaire. The Committee will review, with the Board Chair, the summary of responses to the Board Assessment Questionnaire and report those responses to the full Board. A Director automatically will be ineligible for re-nomination to the Board, and the Board will request his or her resignation, if for health or any other reason the individual fails to participate, over any eighteen-month period, in (1) three consecutive regularly scheduled in-person meetings of the Board or (2) four in-person meetings of the Board.

•  Recommending to the Board a successor to the Board Chair at the expiration of a term or when a vacancy occurs.

•  Developing an annual education calendar that details the topics to be addressed in the Board's quarterly education sessions. The educational calendar for a year will be presented to the full Board at its last quarterly meeting of the prior year. The Committee Chair, in consultation with the Board Chair, may make adjustments to the educational calendar during the year as appropriate due to industry or regulatory developments or other factors.

•  Annually monitoring the attendance by each Independent Director at educational seminars, conferences or similar meetings. The Board encourages each Independent Director to attend at least one such meeting per year. Any Director who wishes to attend an educational seminar, conference or similar meeting must obtain the consent of the Board Chair before incurring expenses in connection with that educational seminar, conference or meeting.

•  Developing and conducting orientation sessions for any new Independent Director before or shortly after the new Director joins the Board.

•  In collaboration with outside counsel and as required by law or deemed advisable by the Committee, developing policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

•  Reviewing, at least annually, the Board's adherence to industry "best practices."

•  Reviewing, at least annually, the performance of outside counsel to the Funds and of counsel to the Independent Directors, including fees and expenses.

•  Reviewing Director compliance with the policy encouraging Directors to provide, when feasible, at least six months' notice before resigning from the Board.

•  Reviewing Director compliance with the requirement that a Director must retire from Board service by December 31 of the year in which he or she reaches the age of 75.

•  Reviewing and making recommendations to the Board of Directors concerning Director compensation and expenses, including:

  –  annual Director fees;

  –  supplemental compensation for Committee service;

  –  supplemental compensation for serving as a Committee Chair;

  –  Board or Committee meeting attendance fees; and

  –  expense reimbursement.

•  Annually reviewing and, as appropriate, recommending changes to its Charter.

Process for Review of Operating Company Board Service

From time to time, an Independent Director may be asked to serve on an operating company Board. Subject to confidentiality considerations, the Independent Director is encouraged to notify the Chair of the Committee and Independent Directors' counsel as promptly as possible. The Committee Chair will work with counsel to coordinate appropriate communications with management, the Board Chair and the Committee. At the conclusion of this process (and during the process, as appropriate), the Committee Chair will communicate with the Independent Director.

JENNISONDRYDEN FUNDS
TARGET FUNDS

GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NEW JERSEY 07102

PROXY

SPECIAL JOINT MEETING OF SHAREHOLDERS (MEETING)
MARCH 9, 2010, 10:00 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES/DIRECTORS OF JENNISONDRYDEN FUNDS AND TARGET FUNDS LISTED IN THE ACCOMPANYING PROXY STATEMENT (EACH A “FUND” AND TOGETHER, THE “FUNDS”).  The undersigned hereby appoints Jonathan D. Shain, Katherine Feld, Claudia DiGiacomo and Deborah A. Docs as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of common stock or beneficial interest, as the case may be, of the Fund held of record by the undersigned on December 23, 2009, at the Meeting to be held on March 9, 2010 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED JANUARY 18, 2010 FOR DISCUSSION OF THE PROPOSAL. THE PROXY STATEMENT IS AVAILABLE ON THE FUNDS’ WEBSITES AT WWW.JENNISONDRYDEN.COM AND WWW.PRUDENTIAL.COM.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS LLC
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077

TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com

3) Enter the control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

_____________ FUND

THE BOARD OF TRUSTEES/DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES

1) To elect ten Trustees/Directors.

Nominees:

01) Kevin J. Bannon;
02) Linda W. Bynoe;
03) Michael S. Hyland;
04) Douglas H. McCorkindale;
05) Stephen P. Munn:
06) Richard A. Redeker;
07) Robin B. Smith;
08) Stephen G. Stoneburn;
09) Judy A. Rice;
10) Scott E. Benjamin

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	TO WITHHOLD AUTHORITY TO VOTE, MARK “FOR ALL EXCEPT” AND WRITE THE NOMINEE’S NUMBER ON THE LINE BELOW.
/ /	/ /	/ /

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please be sure to sign and date this Proxy.

SIGNATURE (PLEASE SIGN WITHIN BOX)	DATE

SIGNATURE (JOINT OWNERS)	DATE